EX-4(A)

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                      730 Third Avenue, New York, NY 10017

                         RETIREMENT SELECT PLUS CONTRACT

RETIREMENT SELECT PLUS
         CONTRACT NO.: [xxxxxxxx]
CONTRACTHOLDER: [National Academy of Sciences]
DATE OF ISSUE: [January 1, 2004]


         This contract ("the Contract") was made and delivered in the State of [New York], and is subject to the laws and regulations thereof.

         This contract is issued in consideration of the payment of Premiums by the Contractholder to Teachers Insurance and Annuity Association of America ("TIAA").

         The Contract may be amended by agreement of TIAA and the Contractholder without the consent of any other person, provided that such change does not reduce the then current Accumulation of any Annuitant, or any benefit purchased under the Contract up to that time. TIAA may stop accepting Premiums under the Contract at any time.

         The College Retirement Equities Fund (CREF) is a companion organization to TIAA. If TIAA deletes the Real Estate Account and the Real Estate Account was, at any time, available under the terms of the employer plan in connection with which this contract was issued, then a companion CREF Retirement Select Plus Contract will be issued, without application, as a funding vehicle for that employer plan, if such companion contract had not been previously issued.

         The provisions contained on the following pages (the Certificate) are part of the Contract.




         /s/ E. Laverne Jones                /s/ Herbert M. Allison, Jr.
         --------------------                ---------------------------
            VICE PRESIDENT                     CHAIRMAN, PRESIDENT AND
        AND CORPORATE SECRETARY                CHIEF EXECUTIVE OFFICER

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   730 THIRD AVENUE, NEW YORK, N.Y. 10017-3206
                            TELEPHONE: [800-842-2733]

                          RETIREMENT SELECT CERTIFICATE

ANNUITANT: [John D. Professor]
CERTIFICATE NUMBER: [X-xxxxxx-x]
DATE OF ISSUE: [01 01 2004]

This certificate states the rights that you, the annuitant, have under a Retirement Select contract (the Contract) issued by Teachers Insurance and Annuity Association of America (TIAA) to the contractholder. PLEASE READ YOUR CERTIFICATE. IT IS IMPORTANT.

                               GENERAL DESCRIPTION

All premiums for this certificate must be remitted under the terms of your employer plan. You may allocate your TIAA premiums between the Traditional Annuity and the Real Estate Account. Your rights under this certificate are subject to the vesting provisions of your employer plan.

TRADITIONAL ANNUITY. Each premium allocated to the Traditional Annuity buys a definite amount of lifetime income for you, based on the rate schedule in effect for your certificate at the time the premium is paid. Your Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA.

REAL ESTATE ACCOUNT. Each premium allocated to the Real Estate Account buys a number of accumulation units. YOUR REAL ESTATE ACCOUNT ACCUMULATION IS NOT GUARANTEED, AND MAY INCREASE OR DECREASE DEPENDING ON INVESTMENT RESULTS. The Real Estate Account separate account charge is guaranteed not to exceed 2.50% per year of net assets.

In accordance with your employer plan and the restrictions described in section 58, you may be permitted to choose a lump-sum benefit payment from your accumulation. TIAA reserves the right to limit lump-sum benefits to not more than one in a calendar quarter.

When you are ready to start receiving your income, you may, in accordance with the terms of your employer plan, choose an option from among those described in your certificate. If you die before your certificate's maturity date, your accumulation will provide a death benefit for your beneficiary.

THIS CERTIFICATE CANNOT BE ASSIGNED AND IT DOES NOT PROVIDE FOR LOANS.

If you have any questions about your certificate or need help to resolve a problem, you can contact us at the address or phone number above.




         /s/ E. Laverne Jones                /s/ Herbert M. Allison, Jr.
         --------------------                ---------------------------
            VICE PRESIDENT                     CHAIRMAN, PRESIDENT AND
        AND CORPORATE SECRETARY                CHIEF EXECUTIVE OFFICER


                     GROUP FLEXIBLE PREMIUM DEFERRED ANNUITY
                        FIXED AND VARIABLE ACCUMULATIONS
                                NONPARTICIPATING


--------------------------------------------------------------------------------
                               INDEX ON NEXT PAGE                         Page 1

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

                               INDEX OF PROVISIONS

                                              SECTION                                                          SECTION

Accumulation                                                     Lump-sum Benefit
    - Definition....................................1                - Amount.......................................61
    - Real Estate Account..........................39                - Availability of..............................58
    - Traditional Annuity..........................36                - Definition...................................16
Accumulation Units                                                   - Effective Date...............................59
    - Definition...................................38                - Payment of...................................60
    - Number of....................................42                - Systematic Withdrawals from
Additional Amounts.................................37                            the Real Estate Account............62
Annuity Starting Date                                            Maturity Date......................................17
    - Definition....................................2            Net Investment Factor..............................40
    - Required Beginning...........................20            Payee..............................................18
Assignment - Void and of no effect.................73            Payment to an Estate, Trustee, etc.................79
Benefits                                                         Premiums
    - Based on Incorrect Data......................81                - Allocation of................................33
    - Requests for.................................85                - Overpayment of...............................84
Business Day........................................4                - Payment of...................................32
Cash Surrender                                                       - Taxes........................................34
    - Limitations..................................74            Proof of Survival..................................82
Certificate........................................29            Rate Schedule
Claims of Creditors                                                  - Change of....................................86
    - Protection Against...........................75                - Definition...................................19
Commuted Value......................................5            Real Estate Account
Companion CREF Certificate.........................31               - Deletion of...................................70
Contestability.....................................30            Report of Accumulation.............................71
Contract                                                         Restrictions on Distributions
    - Consists of..................................28                - IRC Section 401(k)...........................66
Contractholder......................................6                - IRC Section 403(b)...........................67
Correspondence with us.............................85            Second Annuitant...................................21
Death Benefit                                                    Separate Account
    - Amount of Payments...........................50               - Charge........................................41
    - Beneficiary...................................3               - Definition....................................22
    - Definition....................................7               - Insulation of.................................69
    - Methods of Payment...........................49            Service of Process upon TIAA.......................80
    - Naming Your Beneficiary......................48            Spouse's Rights
    - Payment of...................................47               - Definition....................................23
    - Payments after Death of Beneficiary..........51               - Rights to Benefits............................63
Elections and Changes - Procedure for..............77               - Waiver of Rights..............................64
Employer Plan.......................................8            Surrender Charge...................................24
Employer Plan Fee Withdrawals......................68            Tax-Free Rollover
    - Definition....................................9               - Right to......................................78
ERISA..............................................10            Termination of Employment..........................25
Funding Vehicle....................................11            Traditional Annuity................................26
General Account....................................12            Transfers
Income Benefit                                                      - Crediting Internal Transfers..................56
    - Amount of Payments...........................46               - Definition of Internal Transfer...............14
    - Definition...................................13               - Effective Date of Transfers...................55
    - Options......................................44               - Internal Transfers from CREF..................54
    - Payments during a Guaranteed Period..........45               - Internal Transfers from
    - Starting Payments............................43                          the Real Estate Account..............52
IRC................................................15               - Systematic Transfers from
Lapse                                                                          the Real Estate Account..............57
    - Protection Against...........................35               - Transfers from the Traditional Annuity........53
Laws and Regulations                                             Valuation Day and Valuation Period.................27
    - Compliance with..............................83            Vesting............................................76
Liability of TIAA..................................65
Loans - No provision for...........................72


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

                             PART A: ANNUITANT DATA

                              Annuitant:   [John D. Professor]
                 Social Security Number:   [xxx-xx-xxxx]
                          Date of Birth:   [03 17 1963]
                             Issue Date:   [01 01 2004]
                  Annuity Starting Date:   [04 01 2028]

                     Certificate Number:   [X-xxxxxx-x]
      Companion CREF Certificate Number:   [X-xxxxxx-x/NONE]
      Retirement Select Contract Number:   [xxxxxxxx]

                         Contractholder:   [National Academy of Sciences]
                               Employer:   [ABC University]

The contract under which this certificate is issued is made and delivered in [the State of state], and is subject to the laws and regulations thereof.

The minimum Traditional Annuity accumulation interest rate is specified in the rate schedule. The initial Traditional Annuity accumulation interest rate is [2] %.

[The only variable account currently available under this certificate is the Real Estate Account.]

                              VARIABLE TEXT ENTRIES

[The [beneficiary designation / premium allocation / beneficiary designation and the premium allocation] in effect for your TIAA [RA, SRA, GRA, GSRA, (or other product name)] annuity [number xxxxxxxx (if applicable)] as of this certificate's date of issue is now also in effect for this certificate. [You can change your premium allocation at any time, as explained in the Allocation of Premiums section.]

You also have the right to change beneficiaries as explained in your certificate. [However, any spousal beneficiary waiver currently in effect for your TIAA [RA, SRA, GRA, GSRA, (or other product name)] annuity [number xxxxxxxx (if applicable)] cannot be carried over to this certificate, and your spouse will retain his/her survivor rights required under federal law. In order to waive your spouse's rights to survivor benefits under your annuity, you must complete a new waiver and return it to us.]]


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------




                  This page has been left blank intentionally.




--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

                     PART B: TERMS USED IN THIS CERTIFICATE


1. Your ACCUMULATION is equal to the sum of your Traditional Annuity accumulation as described in Part D and your Real Estate Account accumulation as described in Part E. Your accumulation will provide the benefits described in your certificate.

2. Your ANNUITY STARTING DATE is the date as of which you first begin to receive income benefits from your accumulation under this certificate. Your scheduled annuity starting date is shown on page 3. You may change your annuity starting date provided that it not be earlier than the earliest date allowed under your employer plan, nor later than your required beginning date, as described in section 20.

3. BENEFICIARIES are persons you name, in a form satisfactory to TIAA as explained in section 48, to receive the death benefit if you die before your certificate's maturity date.

4. A BUSINESS DAY is any day that the New York Stock Exchange is open for trading. A business day ends at 4:00 P.M. Eastern time, or when trading closes on the New York Stock Exchange, if earlier.

5. The COMMUTED (discounted) VALUE is a one-sum amount paid in lieu of a series of payments that are not contingent upon the survival of an annuitant. It is less than the total of those payments, because future interest, included when computing the series of payments, will not be earned if payment is to be made in one sum. The commuted value of future payments is therefore the sum of those payments less the interest from the date of commutation to the date each payment would have been made. The same interest rate or rates used in computing the benefit payments will be used to determine the commuted value.

6. The CONTRACTHOLDER is the organization that remits premiums to this certificate. In accordance with the terms of your employer plan, the contractholder may exercise certain rights under this certificate.

7. The DEATH BENEFIT is the current value of your accumulation under this certificate at your death. It will be paid to your beneficiary under one of the methods set forth in Part G if you die before your certificate's maturity date.

8. An EMPLOYER PLAN is a plan satisfying the requirements of IRC Section 401(a), 401(k), 403(a), 403(b), 415(m), 457, or any other section providing similar benefits for employees.

9. EMPLOYER PLAN FEE WITHDRAWALS are amounts deducted from your accumulation in accordance with the terms of your employer plan to pay fees associated with the administration of the plan.

10.   ERISA is the Employee Retirement Income Security Act of 1974, as amended.

11. A FUNDING VEHICLE is an annuity contract, custodial account, or trust designated to receive contributions under an employer plan.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

12. The GENERAL ACCOUNT consists of all of TIAA's assets other than those in separate accounts.

13. An INCOME BENEFIT is a periodic amount payable to you under one of the income options set forth in Part F.

14.   An  INTERNAL  TRANSFER  is the  movement  of  accumulations  between  your
      Traditional Annuity accumulation and your Real Estate Account accumulation, or between this certificate and a companion CREF certificate, if any. The provisions concerning internal transfers are set forth in Part H.

15. The IRC is the Internal Revenue Code of 1986, as amended. All references to any section of the IRC shall be deemed to refer not only to such section but also to any amendment thereof and any successor statutory provisions.

16. A LUMP-SUM BENEFIT is a withdrawal in a single sum of all or part of your accumulation. The provisions concerning lump-sum benefits are set forth in
      Part I.

17. Your certificate's MATURITY DATE is the date as of which all accumulations under the certificate have been distributed or used to provide annuity benefits. As of the maturity date all of TIAA's obligations under this certificate will have been satisfied.

18. The PAYEE is a person named to receive any periodic payments or amounts due under an income option or method of payment of the death benefit as explained in sections 45 and 51.

19. The RATE SCHEDULE sets forth the bases for computing the Traditional Annuity accumulation and any benefits and distributions arising from it. To the extent permitted by law, TIAA may change the rate schedule for amounts remitted after the change, as explained in section 86.

20. Your REQUIRED BEGINNING DATE is the latest date on which you can begin to receive your accumulation in accordance with the rules of the IRC and the terms of your employer plan. Generally, it is the April 1 following the calendar year in which you attain age [70 1/2 ] or, if later, the April 1 following the calendar year in which you retire.

21. The SECOND ANNUITANT is the person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you. You may name any person eligible under TIAA's practices then in effect to be a second annuitant, subject to the rights of your spouse as described in Part J.

22. SEPARATE ACCOUNT. All premiums and internal transfers credited to the Real Estate Account become part of a separate account. The Real Estate Account is designated as "VA-2" and was established by TIAA in accordance with New York law to provide benefits under this certificate and other contracts. The assets and liabilities of separate account VA-2 are segregated from the assets and liabilities of the general account, and from the assets and liabilities of any other TIAA separate account.

23. SPOUSE'S RIGHTS. If you are married, your spouse may be entitled to benefits as described in Part J.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

24.   A  SURRENDER   CHARGE  will  be  assessed  against  the  portion  of  your
      Traditional  Annuity  accumulation   withdrawn  to  provide  any  lump-sum
      benefit, as shown in the rate schedule.

25. TERMINATION OF EMPLOYMENT for the purpose of determining the availability of the lump-sum benefit is a bona fide cessation of an employment relationship with your employer. Dissolution or modification of the employer plan; changes in the name or affiliation of your employer; leaves of absence, with or without pay; vacations; or other events not in fact a termination of employment will not be considered a termination of employment.

26. The TRADITIONAL ANNUITY refers to the guaranteed annuity benefits under your certificate. Each premium and internal transfer allocated to the Traditional Annuity under your certificate buys a definite amount of lifetime income for you, based on the rate schedule in effect for your certificate at the time the premium is paid.

27. A VALUATION DAY is any business day, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Real Estate Account are principally traded. Valuation days that aren't business days end at 4:00 p.m. Eastern Time. A VALUATION PERIOD is the time from the end of a valuation day to the end of the next valuation day.


                          PART C: CONTRACT AND PREMIUMS


28. The CONTRACT constitutes the entire contract between TIAA and the contractholder, and the provisions therein alone will govern with respect to the rights and obligations of TIAA, the contractholder, and you. The payment of premiums is the consideration for the contract.

            The contract may be amended by agreement of TIAA and the contractholder without the consent of any other person, provided that such change does not reduce any benefit purchased under the contract up to that time. Any endorsement or amendment of this certificate, waiver of any of its provisions, or change in rate schedule will be valid only if in writing and signed by an executive officer of TIAA.

29. This CERTIFICATE states the rights that you, the annuitant, have under the contract. It is issued in return for premiums remitted on your behalf.

30.   CONTESTABILITY. The contract is incontestable.

31. COMPANION CREF CERTIFICATE. The College Retirement Equities Fund (CREF) is a companion organization to TIAA. A companion CREF Retirement Select certificate was issued to you when you received this certificate if provided for under the terms of your employer plan. The certificate number for any such companion CREF certificate is shown on page 3. A companion CREF certificate may be issued to you at a later date in accordance with section 70.

32. PREMIUMS for this certificate must be remitted under the terms of your employer plan. Premiums include any transfers, other than internal transfers, to this certificate from other


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

      funding vehicles. Premiums may be stopped at any time without notice to TIAA and then resumed without payment of any past due premium or penalty of any kind.

            TIAA reserves the right to limit to $300,000 the total premiums paid on this certificate and any other TIAA annuity contract on your life in any twelve-month period. TIAA reserves the right to stop accepting premiums under the contract at any time. TIAA will not accept premiums paid on your behalf after your certificate's maturity date or prior death. Premiums will be credited to your certificate as of the end of the business day in which they are received by TIAA at the location that TIAA will designate by prior written notice.

            Elective deferral contributions made to your TIAA or CREF contracts or certificates may not exceed the annual limits on elective deferrals described in section 402(g) of the IRC, or as otherwise permitted by law. TIAA will refund the accumulated value of all excess premiums made to this certificate, as required by law.

33. ALLOCATION OF PREMIUMS. You allocate premiums between the Traditional Annuity and the Real Estate Account. If you allocate premiums to the Traditional Annuity they increase your Traditional Annuity accumulation. If you allocate premiums to the Real Estate Account, they purchase accumulation units in the Real Estate Account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions we have received from you in a form acceptable to TIAA. If we have not received valid instructions from you, we will allocate your premiums in accordance with the terms of your employer plan. Your employer plan may limit your right to allocate premiums to the Traditional Annuity and/or to the Real Estate Account.

            TIAA may stop accepting premiums to the Traditional Annuity or the Real Estate Account at any time.

34. PREMIUM TAXES. If state or local government premium taxes are incurred, they will be deducted from your certificate accumulation, to the extent permitted by law.

35. UNCONDITIONAL PROTECTION AGAINST LAPSE. Your certificate will not lapse after the first premium has been paid. No additional premiums are required.


                    PART D: TRADITIONAL ANNUITY ACCUMULATION


36.   Your TRADITIONAL ANNUITY ACCUMULATION is equal to:

            A) all premiums allocated to the Traditional Annuity under your certificate; plus

            B) interest credited at the guaranteed interest rate set forth in the rate schedule; plus

            C) any additional amounts credited to the Traditional Annuity under your certificate; plus

            D) any internal transfers to the Traditional Annuity under your certificate; less

            E) any premium taxes incurred by TIAA for your Traditional Annuity accumulation; less

            F) the amount of any lump-sum benefits, employer plan fee withdrawals, rollovers, transfers, interest payments, and any required minimum distributions paid from the Traditional Annuity; less

            G) any charges for expenses and contingencies set forth in the rate schedule; less


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

            H)    any  amount  applied  to  provide   annuity  income  or  death
                  benefits; less

            I)    any surrender charge assessed.

37. ADDITIONAL AMOUNTS. TIAA may credit additional amounts to your Traditional Annuity accumulation. TIAA does not guarantee that there will be additional amounts. TIAA will determine at least annually if additional amounts will be credited.

            Any additional amounts credited to your Traditional Annuity accumulation will buy benefits for you based on the rate schedule applicable to the premiums or internal transfers that gave rise to such additional amounts. Additional amounts may also be paid with any Traditional Annuity benefits payable to you or your beneficiary.

            Any additional amounts credited to your Traditional Annuity accumulation will be credited under a schedule of additional amount rates declared by TIAA. For a Traditional Annuity accumulation in force as of the effective date of such a schedule, the additional amount rates will not be modified for a period of twelve months following the schedule's effective date. For any premiums and internal transfers applied to the Traditional Annuity during the twelve-month period described in the preceding sentence, TIAA may declare additional amounts at rates which remain in effect through the end of such twelve-month period. Thereafter, any additional amount rates declared for such premiums and internal transfers will remain in effect for periods of twelve months or more.


               PART E: REAL ESTATE ACCOUNT ACCUMULATION AND UNITS


38. ACCUMULATION UNIT. The value of one accumulation unit is calculated at the end of each valuation day. The value of an accumulation unit is equal to the previous day's value multiplied by the net investment factor for the Real Estate Account.

39. Your REAL ESTATE ACCOUNT ACCUMULATION is equal to the number of accumulation units you own multiplied by the value of one accumulation unit. Real Estate Account accumulations are variable and are not guaranteed; they may increase or decrease depending on investment results.

40. The NET INVESTMENT FACTOR for the Real Estate Account for a valuation period is based on the amount of accrued real estate net operating income, dividends, interest and other income during the current period, a deduction of the separate account charge, both realized and unrealized capital gains and losses incurred, and other accounting adjustments during the current period. The precise formula for the net investment factor is A divided by B, as follows:

            A) The value of the Real Estate Account's net assets at the end of the current valuation period, less any premiums received during the current period.

            B) The value of the Real Estate Account's net assets at the end of the previous valuation period, plus the net effect of transactions (e.g. internal transfers, benefit payments) made at the start of the current valuation period.

41. The SEPARATE ACCOUNT CHARGE covers mortality and expense risk, liquidity risk, and administrative and investment advisory services. TIAA, at its discretion, can increase or


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

      decrease the separate account charge. The separate account charge is guaranteed not to exceed 2.50% per year of net assets.

42. NUMBER OF ACCUMULATION UNITS. Each premium and each internal transfer applied to the Real Estate Account on your behalf buys a number of accumulation units equal to the amount of the premium or internal transfer divided by the value of one accumulation unit as of the end of the business day in which the premium or internal transfer is credited. The number of accumulation units under your certificate will be decreased by any premium taxes incurred by TIAA for your Real Estate Account accumulation and by the application of any accumulation units to any benefits, employer plan fee withdrawals, internal transfers, or any required minimum distributions paid from the Real Estate Account accumulation under your certificate. Such transactions will decrease the number of accumulation units under your certificate by an amount equal to the dollar value of the transaction divided by the value of one accumulation unit as of the end of the valuation day on which the transaction becomes effective.


                             PART F: INCOME BENEFITS


43. STARTING INCOME BENEFITS. An income benefit will be effective and payment will begin as of the date you have chosen, if you are then living and:

            A)    you have chosen one of the income options set forth in section
                  44;

            B) if you choose a one-life annuity, we have received proof of your age;

            C) if you choose a two-life annuity, we have received proof of your age and the age of your second annuitant; and

            D)    if  your   accumulation  is  subject  to  the  spousal  rights
                  described in Part J, we have received any required waiver of spouse's rights or proof that you are not married.

            You may not begin a one-life annuity after you attain age 90, nor may you begin a two-life annuity after you or your second annuitant attain age 90. If your accumulation is less than $5,000 on the effective date of an income benefit, TIAA may choose instead to pay your accumulation to you in a single sum.

            At any time before you start to receive an income benefit, you may change the effective date for that income benefit to a date after the change, by written notice to TIAA as explained in section 77.

44. INCOME OPTIONS are the ways in which you may have income benefits paid to you. The income options are available from your Traditional Annuity accumulation only. You can transfer some or all of your Real Estate Account accumulation to your Traditional Annuity accumulation to receive benefits under an income option available from the Traditional Annuity. Also, you may transfer some or all of your Real Estate Account accumulation to your companion CREF certificate, if any, as described in section 52, to receive benefits under an income option available under that certificate.

            You may change your choice of income option any time before payments begin, but once they have begun under an income option, the election to begin receiving benefits is irrevocable and no change can be made. Any choice of option or change of such choice must be made by written notice to TIAA as explained in section 77.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

            Your right to elect an option or change such election may be limited in accordance with section 83 and Part K. If your accumulation is subject to spousal rights, your choice of an income option is subject to the rights of your spouse to benefits as explained in Part J. The availability of certain income options may be restricted by the IRC and by the terms of your employer plan.

            If the plan administrator for your employer plan or his or her designee notifies us that distribution from your certificate must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

            The following are the income options from which you may choose. All of them provide an income for you, some provide that payments will continue for the lifetime of a second annuitant and some provide that payments will continue in any event during a guaranteed period as explained in section 45. The periodic amount paid to you or a surviving second annuitant depends on which of these options you choose.

            ONE-LIFE ANNUITY. A payment will be made to you each month for as long as you live. You may include a guaranteed period of 10 or 20 years. If you do not include a guaranteed period, all payments will cease at your death. If you include a guaranteed period and you die before the end of that period, monthly payments will continue until the end of that period and then cease.

            TWO-LIFE ANNUITY. A payment will be made to you each month for as long as you live. After your death, a payment will be made each month to the second annuitant you have named, for as long as he or she survives you. You cannot change your choice of second annuitant after your payments begin. You may include a guaranteed period of 10 or 20 years. If you do not include a guaranteed period, all payments will cease when you and your second annuitant have both died. You may choose from among the following forms of two-life annuity.

                  FULL BENEFIT TO SURVIVOR. At the death of either you or your second annuitant, the full amount of the monthly payments that would have been paid if you both had lived will continue to be paid to the survivor. If you include a guaranteed period and you and your second annuitant both die before the end of the period chosen, the full amount of the monthly payments that would have been paid if you both had lived will continue to be paid until the end of that period and then cease.

                  TWO-THIRDS BENEFIT TO SURVIVOR. At the death of either you or your second annuitant, two-thirds of the monthly payments that would have been paid if you both had lived will continue to be paid to the survivor. If you include a guaranteed period and you and your second annuitant both die before the end of the period chosen, two-thirds of the monthly payments that would have been paid if you both had lived will continue to be paid until the end of that period and then cease.

                  HALF BENEFIT TO SECOND ANNUITANT. The full monthly income will continue to be paid as long as you live. After your death, if your second annuitant survives you, one-half of the monthly payments that would have been paid if you had lived will continue to be paid to your second annuitant. If you include a guaranteed period and you and your second annuitant both die before the end of the period chosen,


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

                  one-half of the monthly payments that would have been paid if you had lived will continue to be paid until the end of that period and then cease.

            INTEREST PAYMENTS OPTION. The value of the Traditional Annuity accumulation placed under this option must be at least $10,000. This option is only available if you are at least age 55 and it is more than one year prior to your required beginning date. A payment will be made to you each month until you die or convert to another income option. The amount of the payment will be based on the interest rates that TIAA would otherwise credit to your Traditional Annuity accumulation. You may not convert to a one-life annuity after you attain age 90, nor may you convert to a two-life annuity after you or your second annuitant attain age 90.

                  If you die before  converting,  the interest  payments  option will be cancelled and no future interest payments will be made.

            AUTOMATIC ELECTION PROVISION. If on your required beginning date, you have not met the requirements for starting income benefits as described in section 43, you will be deemed to have chosen the form of benefit distribution, if any, specified by the terms of your employer plan, if such form of benefit is available under this certificate. Otherwise, you will be deemed to have chosen a one-life annuity if you are then single, or the "half benefit to second annuitant" form of the two-life annuity if you are then married, each with a 10-year guaranteed period, if allowed under federal tax law.

45. POST-MORTEM PAYMENTS DURING A GUARANTEED PERIOD. Any periodic payments or other amounts remaining due after your death and the death of your second annuitant, if any, during a guaranteed period will be paid to the payee named to receive them. You name the payee at the time you choose the income option, as described in section 77. You may later change the named payee. If you choose a two-life annuity, your surviving second annuitant may change the named payees after your death, unless you direct otherwise.

            A payee may choose to receive in one sum the commuted value of any remaining periodic payments that do not involve life contingencies, unless you direct otherwise. If no payee was named to receive these payments, or if no one so named is then living, we will pay the remaining payments due or the commuted value of the remaining periodic payments in one sum to your estate, or to the estate of the last survivor of you and your second annuitant if you chose a two-life annuity.

            If a payee receiving payments during a guaranteed period option dies while payments remain due, the commuted value of any remaining payments due to that person will be paid to any other surviving payee that you (or your second annuitant) had named to receive them. If no payee so named is then living, the commuted value will be paid to the estate of the last payee who was receiving these benefit payments.

46. The AMOUNT OF PERIODIC INCOME BENEFIT will be determined as of the effective date for the income benefit by:

            A) the amount of your Traditional Annuity accumulation applied to provide the income benefit;

            B) the rate schedule or schedules under which any premiums and internal transfers were applied to your Traditional Annuity accumulation;

            C)    the income option you choose;


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

            D)    if you choose a one-life annuity, your age; and

            E) if you choose a two-life annuity, your age and your second annuitant's age.

            If your income benefit would be less than $100 a month, TIAA will have the right to change to quarterly, semi-annual or annual payments, whichever will result in payments of $100 or more and the shortest interval between payments. If different rate schedules apply to different parts of your Traditional Annuity accumulation, the portion applied to provide the income benefit chosen will be allocated among the parts on a pro-rata basis.


                              PART G: DEATH BENEFIT


47. PAYMENT OF THE DEATH BENEFIT. If you die before your certificate's maturity date, the death benefit will be payable to your beneficiary. We must receive the following in a form acceptable to TIAA before any death benefit will be paid:

            A)    proof of your death;

            B)    the choice of a method of payment as  provided  in section 49;
                  and

            C) proof of the beneficiary's age if the method of payment chosen is the one-life annuity.

            Payment under the single-sum payment method will be made effective as of the date we receive these items; payment under the one-life annuity method of payment will be effective and begin no later than the first day of the month after we have received these items.

            Upon receipt of proof of your death, we will divide your accumulation into as many portions as there are validly designated beneficiaries for your certificate. If different rate schedules apply to different parts of your Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis. Each validly designated beneficiary will then have the right to make elections available under this certificate in connection with his or her portion of the accumulation.

48. NAMING YOUR BENEFICIARY. Beneficiaries are persons you name to receive the death benefit if you die before your certificate's maturity date. At any time before your certificate's maturity date, you may, subject to the terms of your employer plan, name, change, add or delete your beneficiaries by written notice to TIAA, as explained in section 77. If your accumulation is subject to spousal rights, then your right to name a beneficiary for the death benefit is subject to the rights of your spouse as described in Part J.

            You can name two classes of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named. The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you've provided for these beneficiaries to receive unequal shares.

            The death benefit will be paid to your estate in one sum if: you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

      at your death you had never named a beneficiary. If distributions to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.

            If at your death any distribution of the death benefit would be in conflict with any rights of your spouse under law that were not previously waived, TIAA will pay the death benefit in accordance with your spouse's rights, as described in section 63.

49. METHODS OF PAYMENT are the ways in which your beneficiary may receive the death benefit. The single-sum payment method is available from your
      Traditional Annuity and Real Estate Account accumulations. The other methods are available from the Traditional Annuity only. Your beneficiary can, however, transfer some or all of your Real Estate Account accumulation to the Traditional Annuity in order to receive that portion of the death benefit under a method of payment available from the Traditional Annuity. Your beneficiary can also transfer some or all of your accumulation to CREF in order to receive that portion of the death benefit under a method of payment offered by CREF. Such transfer can be for all of your accumulation, or for any part thereof not less than $1,000.

            You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. If the amount of the death benefit due to any one beneficiary is less than $5,000, TIAA may change the method of payment for the portion of the death benefit payable to that beneficiary to the single-sum payment method. The right to elect a method or change such election may be limited in accordance with section 83.

            A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90. If you die before your certificate's maturity date and have chosen the one-life annuity method for a beneficiary who has attained age 90, he or she must choose another method. Any choice of method or change of such choice must be made by written notice to TIAA, as explained in section 77.

            Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary's life expectancy.

            If the plan administrator for your employer plan or his or her designee notifies us that distribution from your certificate must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

            The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder. The following are the methods of payment:

            SINGLE-SUM  PAYMENT.   The  death  benefit  will  be  paid  to  your
            beneficiary in one sum.

            ONE-LIFE ANNUITY. A payment will be made to your beneficiary each month for life. A guaranteed period of 10 or 20 years may be included. If a guaranteed period isn't included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease, as explained in section 51.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

50. The AMOUNT OF DEATH BENEFIT PAYMENTS will be determined as of the date payments are to begin by:

            A) the amount of your Traditional Annuity accumulation applied to the method of payment;

            B) the rate schedule or schedules under which any premiums and internal transfers were applied to your Traditional Annuity accumulation;

            C)    the method of payment chosen for the death benefit; and

            D) if the method chosen is the one-life annuity, the age of your beneficiary.

            If any method chosen would result in payments of less than $100 a month, TIAA will have the right to require a change in choice that will result in payments of at least $100 a month. If different rate schedules apply to different parts of your Traditional Annuity accumulation, the portion applied to provide the death benefit chosen will be allocated among the parts on a pro-rata basis.

51. PAYMENTS AFTER THE DEATH OF A BENEFICIARY. Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to TIAA as explained in section 77. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

            If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary's estate.

            If a payee receiving these payments dies before the end of the guaranteed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.


                                PART H: TRANSFERS


52. INTERNAL TRANSFERS FROM THE REAL ESTATE ACCOUNT. You may transfer all of your Real Estate Account accumulation, or any part thereof not less than $1,000, to your TIAA Traditional Annuity accumulation or your companion CREF certificate, if any. Any internal transfer to CREF is subject to the terms of your companion CREF certificate and CREF's Rules of the Fund. TIAA reserves the right to limit internal transfers from the Real Estate Account to not more than one in a calendar quarter. TIAA reserves the right to stop accepting internal transfers to the Traditional Annuity at any time. Your employer plan may limit your right to transfer to the Traditional Annuity and/or to a CREF account.

53.   TRANSFERS  FROM  THE  TRADITIONAL  ANNUITY.  You  may  apply  all of  your
      Traditional Annuity accumulation, or any part thereof not less than $10,000, to a Transfer Payout Annuity (TPA) to provide:

            A)    internal transfers to your companion CREF certificate, if any;


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

            B)    internal transfers to the Real Estate Account;

            C)    cash withdrawals;

            D) direct transfers to another funding vehicle under federal tax law; or

            E) tax-free rollovers to a TIAA IRA contract, a CREF IRA certificate, or to a funding vehicle whether or not it is offered by TIAA or CREF, as described in section 78.

      If different rate schedules apply to different parts of your Traditional Annuity accumulation, the portion applied to the TPA will be deducted from among the parts on a pro-rata basis.

            TPA payments will be made monthly over an 84-month period. The amount of each TPA payment will be equal to the total remaining amount to be transferred divided by the number of remaining TPA payments.

            After TPA payments have commenced, you may elect to have the remaining amount to be transferred, converted to a one-life annuity or two-life annuity as described in section 44. The amount of income benefit provided by such a conversion will be in accordance with section 46. While TPA payments are being made, you may elect to change the destination for future TPA payments in accordance with A) through E) above.

            If you die before all TPA payments have been made, the TPA will be cancelled and no future TPA payments will be made.

            Your request for a TPA must be made by written notice to TIAA as described in section 77. Each TPA payment to CREF is subject to the terms of your companion CREF certificate and CREF's Rules of the Fund. Your employer plan may limit your right to transfer to the Real Estate Account, or to transfer out of this contract. TIAA reserves the right to stop accepting TPA payments to the Real Estate Account at any time.

54. INTERNAL TRANSFERS FROM CREF. If you have an accumulation in a companion CREF certificate, you may transfer from that certificate to this certificate. Any internal transfer from CREF is subject to the terms of your companion CREF certificate and CREF's Rules of the Fund. Your employer plan may limit your right to transfer to the Traditional Annuity and/or to the Real Estate Account. TIAA reserves the right to stop accepting internal transfers to the Traditional Annuity and/or internal transfers to the Real Estate Account at any time.

55. EFFECTIVE DATE OF TRANSFERS. An internal transfer from the Real Estate Account will be effective as of the end of the business day in which we receive your written request for an internal transfer. For TPAs, the first TPA payment will be effective as of the end of the business day in which we receive your written request to begin the TPA payment stream. You may defer the effective date of the internal transfer from the Real Estate Account or the date of the first TPA payment until any business day following the date on which we receive your written request. TIAA will determine all values as of the end of the effective date. You can't revoke a request for an internal transfer after its effective date. The election to begin TPA payments cannot be revoked after the effective date of the first TPA payment.

56. CREDITING INTERNAL TRANSFERS. Internal transfers to your Traditional Annuity accumulation are credited to the Traditional Annuity as of the end of the effective date of the internal transfer and begin participation in the Traditional Annuity as of the following day. Internal transfers to your Real Estate Account accumulation purchase accumulation units as of the end of the effective date of the internal transfer.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

57. SYSTEMATIC TRANSFERS FROM THE REAL ESTATE ACCOUNT. You may elect to have transfers made on a systematic basis. Systematic transfers may be made semi-monthly, monthly, quarterly, semi-annually or annually. Semi-monthly transfers are made twice a month, with the second payment scheduled 14 days after the first payment. You choose which day the transfer will be made, except that if the date of a scheduled transfer is not a business day, the transfer will be made on the following business day. Transfers will continue until you tell us to stop or your Real Estate Account accumulation is insufficient to support the transfer. Systematic transfers are subject to all the provisions described above for transfers, except that a reduced minimum amount of $100 applies to such transfers.


                            PART I: LUMP-SUM BENEFITS


58. AVAILABILITY OF THE LUMP-SUM BENEFIT. You may withdraw all of your Traditional Annuity accumulation, or any part thereof not less than $1,000 as a lump-sum benefit. Such withdrawals can only be made before your certificate's maturity date and within 120 days after:

            A)    the date you terminate employment or, if later;

            B)    the specific date stipulated in your employer plan.

            After the 120-day period expires the election of a lump-sum benefit from your Traditional Annuity accumulation will never again be available. Lump-sum benefits paid from the Traditional Annuity accumulation will be reduced by any surrender charge in accordance with the applicable rate schedule or schedules. At any time you may, subject to the limits described below, withdraw as a lump-sum benefit all of your Real Estate Account accumulation, or any part thereof not less than $1,000. TIAA reserves the right to limit lump-sum benefits from each of your Traditional Annuity accumulation and your Real Estate Account accumulation to not more than one in a calendar quarter.

            A lump-sum benefit will not be available before the earliest date permitted under your employer plan. For both the Traditional Annuity and the Real Estate Account, the availability of a lump-sum benefit may be limited by your employer plan.

            If you have a severance of employment with your employer, we may choose to distribute your accumulation to you as a lump-sum benefit (without surrender charge) in accordance with the terms of your employer plan subject to the restrictions on mandatory distributions under the IRC.

            If you are married, your right to receive a lump-sum benefit may be subject to the rights of your spouse as described in Part J.

            Federal tax law may restrict distributions, as described in Part K.

59. EFFECTIVE DATE OF A LUMP-SUM BENEFIT. Any choice of lump-sum benefit must be made by written notice to TIAA on or before your certificate's maturity date, as explained in section 77. A lump-sum benefit will be effective as of the business day on which we receive, in a form acceptable to TIAA:

            A)    your request for a lump-sum benefit;


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

            B) verification from your employer of your eligibility for a lump-sum benefit, and certification of termination of employment if the lump-sum benefit is requested from the Traditional Annuity accumulation; and

            C)    if  your   accumulation  is  subject  to  the  spousal  rights
                  described in Part J, a waiver of spouse's rights or proof that you are not married.

            You may choose to defer the effective date of the lump-sum benefit until any business day following the date on which we receive the above requirements. In no event, however, can a lump-sum benefit from the Traditional Annuity accumulation be effective before the date that you terminate employment or after the 120 day period described in section 58.

            TIAA will determine all values as of the end of the effective date. You can't revoke a request for a lump-sum benefit after its effective date.

            TIAA may defer the payment of a Traditional Annuity lump-sum benefit for up to six months.

60.   PAYMENT OF A LUMP-SUM BENEFIT. A lump-sum benefit may be paid:

            A)    to you as a cash withdrawal;

            B) to another funding vehicle as a direct transfer under federal tax law; or

            C) to a TIAA IRA contract, a CREF IRA certificate, or to a funding vehicle whether or not it is offered by TIAA or CREF, as a tax-free rollover as permitted in section 78.

61. AMOUNT OF A LUMP-SUM BENEFIT. If you choose a lump-sum benefit from your Traditional Annuity accumulation, we will pay the portion of your Traditional Annuity accumulation you choose, less any surrender charge in accordance with the applicable rate schedule or schedules. If you choose a lump-sum benefit from your Real Estate Account accumulation, we will pay the portion of your Real Estate Account accumulation you choose.

            Payment of a lump-sum benefit reduces the accumulation from which it is paid by the amount chosen, including any surrender charge. If you choose a lump-sum benefit from your Traditional Annuity accumulation and different rate schedules apply to different parts of your accumulation, the reduction will be allocated among the parts on a pro-rata basis.

62. SYSTEMATIC WITHDRAWALS FROM THE REAL ESTATE ACCOUNT. You may elect to have lump-sum benefits from the Real Estate Account made on a systematic basis. Systematic withdrawals may be made semi-monthly, monthly, quarterly, semi-annually or annually. Semi-monthly withdrawals are made twice a month, with the second payment scheduled 14 days after the first payment. You choose which day the lump-sum benefit will be paid, except that if the date of a scheduled lump-sum benefit is not a business day, it will be paid on the following business day. Withdrawals will continue until you tell us to stop or until your Real Estate Account accumulation is insufficient to support the withdrawal. Systematic withdrawals are subject to all the provisions described above for lump-sum benefits, except that a reduced minimum amount of $100 applies.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

                       PART J: SPOUSE'S RIGHTS TO BENEFITS


63. SPOUSE'S RIGHTS TO BENEFITS. If you are married, and all or part of your accumulation is attributable to contributions made under:

            A)    an employer plan subject to ERISA; or

            B)    an employer plan that provides for spousal rights to benefits;

      then, only to the extent required by the IRC, ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

            SPOUSE'S SURVIVOR RETIREMENT BENEFIT. If you are married on the effective date of an income benefit, the income benefits must be paid under a two-life annuity with your spouse as second annuitant.

            SPOUSE'S SURVIVOR DEATH BENEFIT. If you die before your certificate's maturity date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse's right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

            Your spouse may consent to a waiver of his or her rights to these benefits, as explained in section 64.

64. WAIVER OF SPOUSE'S RIGHTS. If you are married, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

            A) an income option other than a two-life annuity with your spouse as second annuitant; or

            B) beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by your employer plan; or

            C)    a lump-sum benefit.

            D)    a cash withdrawal under a transfer payout annuity.

            In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to TIAA, your spouse's consent, or satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC, ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or the severance of your employment with your employer.

            Verification of your marital status may be required, in a form satisfactory to TIAA, for purposes of establishing your spouse's rights to benefits or a waiver of these rights. You may


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

      revoke a waiver of your spouse's rights to a survivor death benefit, a lump-sum benefit or cash withdrawal at any time during your lifetime. You may revoke a waiver of your spouse's right to a survivor retirement benefit, for income benefits that have not yet begun, at any time during your lifetime and before the effective date of the income benefit. Your spouse may not revoke a consent after the consent has been given.

65. LIABILITY OF TIAA. Any action taken by TIAA in good faith before receiving written notice of a waiver of rights included in this certificate, or of revocation of such waiver, will not subject TIAA to liability because our acts were contrary to what was stated in such waiver or revocation.


            PART K: RESTRICTIONS ON DISTRIBUTIONS AND INCOME BENEFITS


66. IRC SECTION 401(k) PLANS. IRC Section 401(k) prohibits the distribution of the portion of your accumulation attributable to premiums paid as elective deferrals, except as a tax-free transfer to another funding vehicle, until you:

            A)    attain age 59 1/2, in the case of a profit-sharing plan;

            B) have a severance from employment with respect to the employer under whose plan the aforementioned portion is attributable;

            C)    die;

            D)    become disabled within the meaning of IRC Section 72(m)(7);

            E)    encounter  financial  "hardship"  within  the  meaning  of IRC
                  Section 401(k);

      or, if earlier,  upon the occurrence of any of the events described in IRC
      Section 401(k)(10).

            In the case of hardship, IRC Section 401(k) requires that any earnings credited after December 31, 1988 be unavailable for distribution.

            Any request for an early withdrawal due to disability, hardship, or severance from employment must be submitted with evidence of the disability, hardship, or severance from employment on forms satisfactory to TIAA and not inconsistent with applicable law.

67.   IRC SECTION  403(b) PLANS.  IRC Section 403(b) limits  distributions  from
      your   certificate.   In  general,   IRC  Section  403(b)   prohibits  the
      distribution to you of the portion of your accumulation equal to:

            A)    amounts  attributable to funds transferred to this certificate
                  from  a  custodial  account   established  under  IRC  Section
                  403(b)(7); plus

            B) amounts attributable to premiums paid to an IRC Section 403(b)(1) annuity contract as elective deferrals under a salary reduction agreement (within the meaning of IRC Section 403(b)(11)); less

            C) the value, if any, of the amounts described in B) determined as of December 31, 1988.

      until you:

            (1)   reach age 59 1/2;

            (2) have a severance from employment with respect to the employer under whose plan the aforementioned portion is attributable;


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

            (3)   die;

            (4)   become disabled within the meaning of IRC Section 72(m)(7); or

            (5)   encounter  financial  "hardship"  within  the  meaning  of IRC
                  Section 403(b).

            In the case of hardship, IRC Section 403(b) generally requires that any earnings credited after December 31, 1988 and any contributions paid after December 31, 1988 to a custodial account established under IRC
      Section 403(b)(7) that are not elective deferrals under a salary reduction agreement, will not be available for distribution.

            Any request for an early withdrawal due to disability, hardship, or severance from employment must be submitted with evidence of the disability, hardship, or severance from employment on forms satisfactory to TIAA and must not be inconsistent with applicable law.


                           PART L: GENERAL PROVISIONS


68. EMPLOYER PLAN FEE WITHDRAWALS. The contractholder may, in accordance with the terms of your employer plan, and with TIAA's approval, instruct TIAA to withdraw amounts from your accumulation under this certificate, to pay fees associated with the administration of the plan.

            TIAA reserves the right to suspend or reinstate its approval for a plan to make such withdrawals from your certificate.

            The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your employer plan. TIAA will determine all values as of the end of the effective date. An employer plan fee withdrawal cannot be revoked after it has been applied.

            An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn.

            No surrender charge applies to employer plan fee withdrawals.

            If a portion of an employer plan fee withdrawal is paid from your TIAA Traditional Annuity accumulation and different rate schedules apply to different parts of your accumulation, such portion of the withdrawal will be deducted from among the parts on a pro-rata basis.

69. INSULATION OF THE SEPARATE ACCOUNT. TIAA owns the assets in separate account VA-2. To the extent permitted by law, the assets of the separate account will not be charged with liabilities arising out of any other business TIAA may conduct. All income, investment gains and investment losses of the separate account, whether or not realized, will be credited to or charged against only that account without regard to TIAA's other income, gains or losses.

70.   DELETION  OF THE REAL  ESTATE  ACCOUNT.  TIAA may delete  the Real  Estate
      Account. If the Real Estate Account is deleted and was, at any time, available under the terms of your employer plan, then a companion CREF certificate will be issued to you at the time of the deletion, if one had not been previously issued to you. If you own accumulation units in the Real Estate Account and it is deleted, you must transfer them to your Traditional Annuity accumulation or to your companion CREF certificate. If you don't tell us where to transfer your accumulation units, we'll transfer them in accordance with the terms of your employer plan.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

71. REPORT OF ACCUMULATION. At least once each year, we will provide you with a report for your certificate showing the value of your accumulation (death benefit) as of a date specified in the report.

72.   NO LOANS. This certificate does not provide for loans.

73. NO ASSIGNMENT OR TRANSFER. Neither you nor any other person may assign, pledge, or transfer ownership of this certificate or any benefits under its terms. Any such action will be void and of no effect.

74. LIMITED CASH SURRENDER BENEFIT. The only provisions for cash surrender under this certificate are the Lump-Sum Benefits described in Part I and the Transfer Payout Annuity described in section 53.

75. PROTECTION AGAINST CLAIMS OF CREDITORS. The benefits and rights accruing to you or any other person under this certificate are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

76. VESTING. Subject to your employer plan, the right to receive and exercise every benefit, option, right and privilege conferred by this certificate may not be immediately vested in you. In that case, your right to receive and exercise such benefits, options, rights and privileges will commence on your vesting date as determined in accordance with your employer plan.

77. PROCEDURE FOR ELECTIONS AND CHANGES. You (or your beneficiaries after your death) have to make any choice or changes available under your certificate in a form acceptable to TIAA at our home office in New York, NY, or at another location that we designate. If you (or your beneficiaries after your death) send us a notice changing your beneficiaries or other persons named to receive payments, it will take effect as of the date it was signed even if you (or any other signer) then die before the notice actually reaches TIAA. Any other notice will take effect as of the date TIAA receives it. If TIAA takes any action in good faith before receiving the notice, we won't be subject to liability even if our acts were contrary to what was stated in the notice.

            For purposes of determining the effective dates of any transactions, transaction requests will only be deemed to have been received when they are received by TIAA, or its appropriately designated agent, in good order, in accordance with procedures established by TIAA or as required by law. TIAA reserves the right to limit the number of transactions that you may make effective on a single business day.

78. RIGHT TO A TAX-FREE ROLLOVER. If you or your surviving spouse (or your spouse or former spouse as an alternate payee under a "qualified domestic relations order," as defined in the IRC) receive a distribution from your certificate which qualifies as an eligible rollover distribution under IRC
      Section 402(c)(4), any portion of it may be paid as a direct rollover to an eligible retirement plan. An eligible retirement plan is, to the extent permitted by law, a plan satisfying the requirements of IRC Section 401(a), 403(a), 403(b), 408 or to the extent that the plan sponsor is a state or local government, Section 457(b).

            Retirement plans eligible for such rollovers may, in the future, be changed by law. If such changes become effective, your certificate will be governed by the laws and regulations then applicable.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

79. PAYMENT TO AN ESTATE, TRUSTEE, ETC. TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that isn't a natural person. TIAA won't be responsible for the acts or neglects of any executor, trustee, guardian, or other third party receiving payments under this certificate.

            If you designate a trustee of a trust as beneficiary, TIAA is not obliged to inquire into the terms of the underlying trust or any will.

            If death benefits become payable to the designated trustee of a testamentary trust, but:

            A) no qualified trustee makes claim for the benefits within nine months after your death; or

            B) evidence satisfactory to TIAA is presented at any time within such nine-month period that no trustee can qualify to receive the benefits due,

      payment will be made to the successor beneficiaries, if any are designated and survive you; otherwise payment will be made to the executors or administrators of your estate.

            If benefits become payable to an INTER-VIVOS trustee (the person appointed to execute a trust created during an individual's lifetime), but the trust is not in effect or there is no qualified trustee, payment will be made to the successor beneficiaries, if any are designated and survive you; otherwise payment will be made to the executors or administrators of your estate.

            Payment  to  any  trustee,   successor  beneficiary,   executor,  or
      administrator, as provided for above, shall fully satisfy TIAA's payment obligations under this certificate to the extent of such payment.

80. SERVICE OF PROCESS UPON TIAA. We will accept service of process in any action or suit against us on this certificate in any court of competent jurisdiction in the United States or Puerto Rico provided such process is properly made. We will also accept such process sent to us by registered mail if the plaintiff is a resident of the jurisdiction in which the action or suit is brought. This section does not waive any of our rights, including the right to remove such action or suit to another court.

81. BENEFITS BASED ON INCORRECT DATA. If the amount of benefits is determined by data as to a person's age or sex that is incorrect, the benefits payable will be such as the premium paid would have purchased based on the correct data. Any amounts underpaid by TIAA on the basis of the incorrect data will be paid at the time the correction is made. Any amounts overpaid by TIAA on the basis of the incorrect data will be charged against the payments due after the correction is made. Any amounts so paid or charged will include compound interest at the effective annual rate of 6% per year.

82. PROOF OF SURVIVAL. TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under the terms of your certificate is alive on the date any benefit payment is due. If this proof is not received after it has been requested in writing, TIAA will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two-life annuity TIAA has overpaid benefits because of a death of which we were not notified, subsequent payments will be reduced or withheld until the amount of the overpayment, plus compound interest at the effective annual rate of 6% per year, has been recovered.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

83. COMPLIANCE WITH LAWS AND REGULATIONS. TIAA will administer your certificate to comply with the restrictions of all laws and regulations pertaining to the terms and conditions of your certificate. You cannot elect any benefit or exercise any right under your certificate if the election of that benefit or exercise of that right is prohibited under an applicable state or federal law or regulation.

            The choice of income options and effective dates, annuity starting date, beneficiary or second annuitant, method of payment of the death benefit and effective date, and the availability of transfers and lump-sum benefits as set forth in this certificate are subject to the applicable restrictions, distribution requirements, and incidental benefit requirements of ERISA and the IRC, and any rulings and regulations issued under ERISA and the IRC.

84. OVERPAYMENT OF PREMIUMS. Any payments of premiums made in error by the contractholder in excess of those required by the employer plan will be refunded to the contractholder if requested in writing by the contractholder prior to the certificate's maturity date subject, however, to prior transfers or lump-sum benefits made from such funds. TIAA is entitled to rely on information provided by the contractholder. The contractholder shall indemnify TIAA and hold TIAA harmless for any action taken in reliance on such request.

85. CORRESPONDENCE AND REQUESTS FOR BENEFITS. No notice, application, form, or request for benefits will be deemed to be received by us unless it is received at our home office in New York, NY, or at another location that we designate. All benefits are payable at our home office or at another location that we designate. If you have any questions about the contract, your certificate, or inquiries about our service, or if you need help to resolve a problem, you can contact us at the address or phone number below.

                                      [TIAA
                                730 Third Avenue
                             New York, NY 10017-3206
                            Telephone: 800 842-2733]


86. CHANGE OF RATE SCHEDULE. We may, at any time and from time to time, substitute a new rate schedule for the one currently effective in your certificate. A new rate schedule will apply only to benefits arising from any premiums and internal transfers applied to the Traditional Annuity while such rate schedule is in effect. Any change in the rate schedule will not affect the amount of benefits purchased prior to the change by any premiums and internal transfers applied to the Traditional Annuity. A change in the rate schedule will be made only after we have given you and the contractholder three months' written notice of the change. Any new rate schedule will specify:

            A)    the charges for expenses and contingencies;

            B)    the  interest   rates  and  the   mortality   bases  used  for
                  determining benefits arising from amounts applied to the Traditional Annuity; and

            C) any applicable surrender charges on lump-sum benefits arising from amounts applied to the Traditional Annuity.


--------------------------------------------------------------------------------

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

                                  RATE SCHEDULE

      RATE SCHEDULE. The benefits bought by any premiums and internal transfers applied to the Traditional Annuity while this rate schedule is in effect will be computed on this basis:

            (1) no deduction for expenses or contingencies, except for any premium taxes incurred by TIAA for your certificate and except for any employer plan fee withdrawals in accordance with the terms of your employer plan;

            (2) interest from the end of the day on which the premium or internal transfer is credited, to the date that such amount is deducted from the Traditional Annuity accumulation, in accordance with section 36, as follows:

                  For premiums and internal transfers applied to the Traditional Annuity in any calendar year, the minimum effective annual interest rate, to be credited will be set equal to the CMT less 0.0125, rounded to the nearest 0.0005, provided however that the minimum rate will never be less than 1.5% nor greater than 3%. For each calendar year, the CMT is the average five-year Constant Maturity Treasury Rate reported by the Federal Reserve for the calendar month of [November], preceding that year.

                  We may make future changes to the choice of calendar month for which the average five-year Constant Maturity Treasury Rate will be used to set the CMT. Any such change will be effected only after obtaining any approvals required by the insurance regulatory authority of the jurisdiction shown on page 3, and will also be made to all other certificates written on this form and delivered in that jurisdiction. Any such change will be made only after we have given you three months' written notice.

            (3) interest at the effective annual rate of 2% after the date that payments begin under a one-life or two-life annuity; and


            (4) mortality according to the Annuity 2000 Mortality Table (Merged Gender Mod A), with ages set back three months for each completed year between December 31, 2000 and the date that payments begin under a one-life or two-life annuity.


      A SURRENDER CHARGE of 2.5% will be deducted from any lump-sum benefit from the Traditional Annuity arising from amounts applied to the Traditional Annuity while this rate schedule is in effect.

      These  rate  guarantees   cease  to  apply  to  any  Traditional   Annuity
      accumulations that you transfer to the Real Estate Account or to your companion CREF certificate, if any.

      BETTERMENT OF RATES. When you or your beneficiary begin benefits under a one-life or two-life annuity, we will compute any benefits provided by the portion of your Traditional Annuity accumulation resulting from amounts applied to the Traditional Annuity while this rate schedule is in effect on the basis stated above, or, if it produces a larger guaranteed benefit, on the basis then in use for any single premium immediate annuities offered by TIAA to contracts of the same class as the contract under which this certificate is issued.


--------------------------------------------------------------------------------
                                                                        Page RS1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
YOUR TIAA RETIREMENT SELECT CERTIFICATE
--------------------------------------------------------------------------------

============================================================================================================
                      GUARANTEED ANNUAL AMOUNT OF INCOME BENEFITS UNDER THE ONE-LIFE
                               ANNUITY WITH 10-YEAR GUARANTEED PERIOD OPTION
                                PROVIDED BY $10,000 FROM YOUR ACCUMULATION
                                    (ASSUMING A PREMIUM TAX RATE OF 0%)

                           One-twelfth of the amount shown is payable each month
------------------------------------------------------------------------------------------------------------
  Adjusted Age     Annual Amount of    Adjusted Age    Annual Amount of    Adjusted Age   Annual Amount of
  When Payments     Monthly Benefit    When Payments    Monthly Benefit    When Payments   Monthly Benefit
      Begin            Payments            Begin           Payments            Begin          Payments
------------------------------------------------------------------------------------------------------------
       40               $309.20             57              $390.38              74           $568.43
       41               $312.54             58              $397.25              75           $584.44
       42               $316.02             59              $404.44              76           $601.22
       43               $319.65             60              $411.96              77           $618.78
       44               $323.43             61              $419.85              78           $637.13
       45               $327.38             62              $428.13              79           $656.25
       46               $331.50             63              $436.82              80           $676.14
       47               $335.79             64              $445.95              81           $696.74
       48               $340.27             65              $455.55              82           $718.03
       49               $344.94             66              $465.65              83           $739.91
       50               $349.82             67              $476.29              84           $762.31
       51               $354.90             68              $487.50              85           $785.11
       52               $360.20             69              $499.31              86           $808.15
       53               $365.73             70              $511.75              87           $831.28
       54               $371.50             71              $524.86              88           $854.30
       55               $377.52             72              $538.66              89           $877.00
       56               $383.81             73              $553.18              90           $899.17
------------------------------------------------------------------------------------------------------------

      The yearly payments shown above are those that result from the application of an accumulation of $10,000 (assuming a premium tax rate of 0%) in the Traditional Annuity to the specified income option when the annuitant has attained an adjusted age as shown, but has not passed the date on which that adjusted age was attained by as much as one month.

            The annuitant's adjusted age equals the annuitant's actual age minus three months for each completed year between December 31, 2000 and the date that payments begin under a one-life or two-life annuity. All ages used in computing benefits are calculated in completed years and months. Payments beginning at ages other than those shown, and under other income options, are computed on the basis stated in the rate schedule. For accumulations other than $10,000, payments will be proportionate.
================================================================================



                     GROUP FLEXIBLE PREMIUM DEFERRED ANNUITY
                        FIXED AND VARIABLE ACCUMULATIONS
                                NONPARTICIPATING


--------------------------------------------------------------------------------
                                                                        Page RS2

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                      730 Third Avenue, New York, NY 10017

                         RETIREMENT SELECT PLUS CONTRACT

RETIREMENT SELECT PLUS
         CONTRACT NO.: [xxxxxxxx]
CONTRACTHOLDER: [National Academy of Sciences]
DATE OF ISSUE: [January 1, 2004]


         This contract ("the Contract") was made and delivered in the State of [New York], and is subject to the laws and regulations thereof.

         This contract is issued in consideration of the payment of Premiums by the Contractholder to Teachers Insurance and Annuity Association of America ("TIAA").

         The Contract may be amended by agreement of TIAA and the Contractholder without the consent of any other person, provided that such change does not reduce the then current Accumulation of any Annuitant, or any benefit purchased under the Contract up to that time. TIAA may stop accepting Premiums under the Contract at any time.

         The College Retirement Equities Fund (CREF) is a companion organization to TIAA. If TIAA deletes the Real Estate Account and the Real Estate Account was, at any time, available under the terms of the employer plan in connection with which this contract was issued, then a companion CREF Retirement Select Plus Contract will be issued, without application, as a funding vehicle for that employer plan, if such companion contract had not been previously issued.

         The provisions contained on the following pages (the Certificate) are part of the Contract.




         /s/ E. Laverne Jones                /s/ Herbert M. Allison, Jr.
         --------------------                ---------------------------
            VICE PRESIDENT                     CHAIRMAN, PRESIDENT AND
        AND CORPORATE SECRETARY                CHIEF EXECUTIVE OFFICER

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   730 THIRD AVENUE, NEW YORK, N.Y. 10017-3206
                            TELEPHONE: [800-842-2733]

                       RETIREMENT SELECT PLUS CERTIFICATE

ANNUITANT: [John D. Professor]
CERTIFICATE NUMBER: [X-xxxxxx-x]
DATE OF ISSUE: [01 01 2004]

This certificate states the rights that you, the annuitant, have under a Retirement Select Plus contract (the Contract) issued by Teachers Insurance and Annuity Association of America (TIAA) to the contractholder. PLEASE READ YOUR CERTIFICATE. IT IS IMPORTANT.

                               GENERAL DESCRIPTION

All premiums for this certificate must be remitted under the terms of your employer plan. You may allocate your TIAA premiums between the Traditional Annuity and the Real Estate Account. Your rights under this certificate are subject to the vesting provisions of your employer plan.

TRADITIONAL ANNUITY. Each premium allocated to the Traditional Annuity buys a definite amount of lifetime income for you, based on the rate schedule in effect for your certificate at the time the premium is paid. Your Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA.

REAL ESTATE ACCOUNT. Each premium allocated to the Real Estate Account buys a number of accumulation units. YOUR REAL ESTATE ACCOUNT ACCUMULATION IS NOT GUARANTEED, AND MAY INCREASE OR DECREASE DEPENDING ON INVESTMENT RESULTS. The Real Estate Account separate account charge is guaranteed not to exceed 2.50% per year of net assets.

Subject to the terms of your employer plan, you may withdraw all or part of your accumulation before your certificate's maturity date. You may transfer between your Traditional Annuity accumulation and your Real Estate Account accumulation, or from either of those accumulations to a companion CREF certificate, if any. Withdrawals and transfers from the Traditional Annuity are subject to the surrender charges, if any, specified in your certificate's rate schedule. TIAA can establish new rate schedules in the future, but any such changes would not affect benefits purchased before the change.

When you are ready to start receiving your income, you may, in accordance with the terms of your employer plan, choose an option from among those described in your certificate. If you die before your certificate's maturity date, your accumulation will provide a death benefit for your beneficiary.

THIS CERTIFICATE CANNOT BE ASSIGNED AND IT DOES NOT PROVIDE FOR LOANS.

If you have any questions about your certificate or need help to resolve a problem, you can contact us at the address or phone number above.




         /s/ E. Laverne Jones                /s/ Herbert M. Allison, Jr.
         --------------------                ---------------------------
            VICE PRESIDENT                     CHAIRMAN, PRESIDENT AND
        AND CORPORATE SECRETARY                CHIEF EXECUTIVE OFFICER


                     GROUP FLEXIBLE PREMIUM DEFERRED ANNUITY
                        FIXED AND VARIABLE ACCUMULATIONS
                                NONPARTICIPATING


--------------------------------------------------------------------------------
                               INDEX ON NEXT PAGE                         Page 1

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

                               INDEX OF PROVISIONS

                                              SECTION                                                          SECTION

Accumulation                                                     IRC................................................15
    - Definition....................................1            Lapse
    - Real Estate Account..........................38                - Protection Against...........................34
    - Traditional Annuity..........................35            Laws and Regulations
Accumulation Units                                                   - Compliance with..............................80
    - Definition...................................37            Liability of TIAA..................................63
    - Number of....................................41            Loans - No provision for...........................70
Additional Amounts.................................36            Lump-sum Benefit
Annuity Starting Date                                                - Amount.......................................59
    - Definition....................................2                - Availability of..............................56
    - Required Beginning...........................20                - Definition...................................16
Assignment - Void and of no effect.................71                - Effective Date...............................57
Benefits                                                             - Payment of...................................58
    - Based on Incorrect Data......................78                - Systematic Withdrawals.......................60
    - Requests for.................................82            Maturity Date......................................17
Business Day........................................4            Net Investment Factor..............................39
Certificate........................................28            Payee..............................................18
Claims of Creditors                                              Payment to an Estate, Trustee, etc.................76
    - Protection Against...........................72            Premiums
Commuted Value......................................5                - Allocation of................................32
Companion CREF Certificate.........................30                - Overpayment of...............................81
Contestability.....................................29                - Payment of...................................31
Contract                                                             - Taxes........................................33
    - Consists of..................................27            Proof of Survival..................................79
Contractholder......................................6            Rate Schedule
Correspondence with us.............................82                - Change of....................................83
Death Benefit                                                        - Definition...................................19
    - Amount of Payments...........................49            Real Estate Account
    - Beneficiary...................................3                - Deletion of..................................68
    - Definition....................................7            Report of Accumulation.............................69
    - Methods of Payment...........................48            Restrictions on Distributions
    - Naming Your Beneficiary......................47                - IRC Section 401(k)...........................64
    - Payment of...................................46                - IRC Section 403(b)...........................65
    - Payments after Death of Beneficiary..........50            Second Annuitant...................................21
Elections and Changes - Procedure for..............74            Separate Account
Employer Plan.......................................8                - Charge.......................................40
Employer Plan Fee Withdrawals......................66                - Definition...................................22
    - Definition....................................9                - Insulation of................................67
ERISA..............................................10            Service of Process upon TIAA.......................77
Funding Vehicle....................................11            Spouse's Rights
General Account....................................12                - Definition...................................23
Income Benefit                                                       - Rights to Benefits...........................61
    - Amount of Payments...........................45                - Waiver of Rights.............................62
    - Definition...................................13            Surrender Charge...................................24
    - Options......................................43            Tax-Free Rollover
    - Payments during a Guaranteed Period..........44                - Right to.....................................75
    - Starting Payments............................42            Traditional Annuity................................25
Internal Transfers                                               Valuation Day and Valuation Period.................26
    - Amount.......................................52            Vesting............................................73
    - Availability.................................51
    - Crediting....................................55
    - Definition...................................14
    - Effective Date...............................53
    - Systematic...................................54


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

                             PART A: ANNUITANT DATA

                              Annuitant:   [John D. Professor]
                 Social Security Number:   [xxx-xx-xxxx]
                          Date of Birth:   [03 17 1963]
                             Issue Date:   [01 01 2004]
                  Annuity Starting Date:   [04 01 2028]


                    Certificate  Number:   [X-xxxxxx-x]
      Companion CREF Certificate Number:   [X-xxxxxx-x / NONE]
                 Retirement Select Plus
                        Contract Number:   [xxxxxxxx]
                         Contractholder:   [National Academy of Sciences]
                               Employer:   [ABC University]

The contract under which this certificate is issued is made and delivered in [the State of state], and is subject to the laws and regulations thereof.

The minimum Traditional Annuity accumulation interest rate is specified in the rate schedule. The initial Traditional Annuity accumulation interest rate is [2] %.

[The only variable account currently available under this certificate is the Real Estate Account.]

                              VARIABLE TEXT ENTRIES

[The [beneficiary designation / premium allocation / beneficiary designation and the premium allocation] in effect for your TIAA [RA, SRA, GRA, GSRA, (or other product name)] annuity [number xxxxxxxx (if applicable)] as of this certificate's date of issue is now also in effect for this certificate. [You can change your premium allocation at any time, as explained in the Allocation of Premiums section.]

You also have the right to change beneficiaries as explained in your certificate. [However, any spousal beneficiary waiver currently in effect for your TIAA [RA, SRA, GRA, GSRA, (or other product name)] annuity [number xxxxxxxx (if applicable)] cannot be carried over to this certificate, and your spouse will retain his/her survivor rights required under federal law. In order to waive your spouse's rights to survivor benefits under your annuity, you must complete a new waiver and return it to us.]]


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------




                  This page has been left blank intentionally.




--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

                     PART B: TERMS USED IN THIS CERTIFICATE


1. Your ACCUMULATION is equal to the sum of your Traditional Annuity accumulation as described in Part D and your Real Estate Account accumulation as described in Part E. Your accumulation will provide the benefits described in your certificate.

2. Your ANNUITY STARTING DATE is the date as of which you first begin to receive income benefits from your accumulation under this certificate. Your scheduled annuity starting date is shown on page 3. You may change your annuity starting date provided that it not be earlier than the earliest date allowed under your employer plan, nor later than your required beginning date, as described in section 20.

3. BENEFICIARIES are persons you name, in a form satisfactory to TIAA as explained in section 47, to receive the death benefit if you die before your certificate's maturity date.

4. A BUSINESS DAY is any day that the New York Stock Exchange is open for trading. A business day ends at 4:00 P.M. Eastern time, or when trading closes on the New York Stock Exchange, if earlier.

5. The COMMUTED (discounted) VALUE is a one-sum amount paid in lieu of a series of payments that are not contingent upon the survival of an annuitant. It is less than the total of those payments, because future interest, included when computing the series of payments, will not be earned if payment is to be made in one sum. The commuted value of future payments is therefore the sum of those payments less the interest from the date of commutation to the date each payment would have been made. The same interest rate or rates used in computing the benefit payments will be used to determine the commuted value.

6. The CONTRACTHOLDER is the organization that remits premiums to this certificate. In accordance with the terms of your employer plan, the contractholder may exercise certain rights under this certificate.

7. The DEATH BENEFIT is the current value of your accumulation under this certificate at your death. It will be paid to your beneficiary under one of the methods set forth in Part G if you die before your certificate's maturity date.

8. An EMPLOYER PLAN is a plan satisfying the requirements of IRC Section 401(a), 401(k), 403(a), 403(b), 415(m), 457, or any other section providing similar benefits for employees.

9. EMPLOYER PLAN FEE WITHDRAWALS are amounts deducted from your accumulation in accordance with the terms of your employer plan to pay fees associated with the administration of the plan.

10.   ERISA is the Employee Retirement Income Security Act of 1974, as amended.

11. A FUNDING VEHICLE is an annuity contract, custodial account, or trust designated to receive contributions under an employer plan.

12. The GENERAL ACCOUNT consists of all of TIAA's assets other than those in separate accounts.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

13. An INCOME BENEFIT is a periodic amount payable to you under one of the income options set forth in Part F.

14.   An  INTERNAL  TRANSFER  is the  movement  of  accumulations  between  your
      Traditional Annuity accumulation and your Real Estate Account accumulation, or between this certificate and a companion CREF certificate, if any. The provisions concerning internal transfers are set forth in Part H.

15. The IRC is the Internal Revenue Code of 1986, as amended. All references to any section of the IRC shall be deemed to refer not only to such section but also to any amendment thereof and any successor statutory provisions.

16. A LUMP-SUM BENEFIT is a withdrawal in a single sum of all or part of your accumulation. The provisions concerning lump-sum benefits are set forth in
      Part I.

17. Your certificate's MATURITY DATE is the date as of which all accumulations under the certificate have been distributed or used to provide annuity benefits. As of the maturity date all of TIAA's obligations under this certificate will have been satisfied.

18. The PAYEE is a person named to receive any periodic payments or amounts due under an income option or method of payment of the death benefit as explained in sections 44 and 50.

19. The RATE SCHEDULE sets forth the bases for computing the Traditional Annuity accumulation and any benefits and distributions arising from it. To the extent permitted by law, TIAA may change the rate schedule for amounts remitted after the change, as explained in section 83.

20. Your REQUIRED BEGINNING DATE is the latest date on which you can begin to receive your accumulation in accordance with the rules of the IRC and the terms of your employer plan. Generally, it is the April 1 following the calendar year in which you attain age [70 1/2 ] or, if later, the April 1 following the calendar year in which you retire.

21. The SECOND ANNUITANT is the person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you. You may name any person eligible under TIAA's practices then in effect to be a second annuitant, subject to the rights of your spouse as described in Part J.

22. SEPARATE ACCOUNT. All premiums and internal transfers credited to the Real Estate Account become part of a separate account. The Real Estate Account is designated as "VA-2" and was established by TIAA in accordance with New York law to provide benefits under this certificate and other contracts. The assets and liabilities of separate account VA-2 are segregated from the assets and liabilities of the general account, and from the assets and liabilities of any other TIAA separate account.

23. SPOUSE'S RIGHTS. If you are married, your spouse may be entitled to benefits as described in Part J.

24. A SURRENDER CHARGE will be assessed against the portion of your Traditional Annuity accumulation withdrawn or transferred to provide any lump-sum benefit, internal transfer, or rollover as shown in the rate schedule.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

25. The TRADITIONAL ANNUITY refers to the guaranteed annuity benefits under your certificate. Each premium and internal transfer allocated to the Traditional Annuity under your certificate buys a definite amount of lifetime income for you, based on the rate schedule in effect for your certificate at the time the premium is paid.

26. A VALUATION DAY is any business day, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Real Estate Account are principally traded. Valuation days that aren't business days end at 4:00 p.m. Eastern Time. A VALUATION PERIOD is the time from the end of a valuation day to the end of the next valuation day.


                          PART C: CONTRACT AND PREMIUMS

27. The CONTRACT constitutes the entire contract between TIAA and the contractholder, and the provisions therein alone will govern with respect to the rights and obligations of TIAA, the contractholder, and you. The payment of premiums is the consideration for the contract.

            The contract may be amended by agreement of TIAA and the contractholder without the consent of any other person, provided that such change does not reduce any benefit purchased under the contract up to that time. Any endorsement or amendment of this certificate, waiver of any of its provisions, or change in rate schedule will be valid only if in writing and signed by an executive officer of TIAA.

28. This CERTIFICATE states the rights that you, the annuitant, have under the contract. It is issued in return for premiums remitted on your behalf.

29.   CONTESTABILITY. The contract is incontestable.

30. COMPANION CREF CERTIFICATE. The College Retirement Equities Fund (CREF) is a companion organization to TIAA. A companion CREF Retirement Select Plus certificate was issued to you when you received this certificate if provided for under the terms of your employer plan. The certificate number for any such companion CREF certificate is shown on page 3. A companion CREF certificate may be issued to you at a later date in accordance with section 68.

31. PREMIUMS for this certificate must be remitted under the terms of your employer plan. Premiums include any transfers, other than internal transfers, to this certificate from other funding vehicles. Premiums may be stopped at any time without notice to TIAA and then resumed without payment of any past due premium or penalty of any kind.

            TIAA reserves the right to limit to $300,000 the total premiums paid on this certificate and any other TIAA annuity contract on your life in any twelve-month period. TIAA reserves the right to stop accepting premiums under the contract at any time. TIAA will not accept premiums paid on your behalf after your certificate's maturity date or prior death. Premiums will be credited to your certificate as of the end of the business day in which they are received by TIAA at the location that TIAA will designate by prior written notice.

            Elective deferral contributions made to your TIAA or CREF contracts or certificates may not exceed the annual limits on elective deferrals described in section 402(g) of the IRC, or as otherwise permitted by law. TIAA will refund the accumulated value of all excess premiums made to this certificate, as required by law.

--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

32. ALLOCATION OF PREMIUMS. You allocate premiums between the Traditional Annuity and the Real Estate Account. If you allocate premiums to the Traditional Annuity they increase your Traditional Annuity accumulation. If you allocate premiums to the Real Estate Account, they purchase accumulation units in the Real Estate Account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions we have received from you in a form acceptable to TIAA. If we have not received valid instructions from you, we will allocate your premiums in accordance with the terms of your employer plan. Your employer plan may limit your right to allocate premiums to the Traditional Annuity and/or to the Real Estate Account. TIAA may stop accepting premiums to the Traditional Annuity or the Real Estate Account at any time.

33. PREMIUM TAXES. If state or local government premium taxes are incurred, they will be deducted from your certificate accumulation, to the extent permitted by law.

34. UNCONDITIONAL PROTECTION AGAINST LAPSE. Your certificate will not lapse after the first premium has been paid. No additional premiums are required.


                    PART D: TRADITIONAL ANNUITY ACCUMULATION

35.   Your TRADITIONAL ANNUITY ACCUMULATION is equal to:

            A) all premiums allocated to the Traditional Annuity under your certificate; plus

            B) interest credited at the guaranteed interest rate set forth in the rate schedule; plus

            C) any additional amounts credited to the Traditional Annuity under your certificate; plus

            D) any internal transfers to the Traditional Annuity under your certificate; less

            E) any premium taxes incurred by TIAA for your Traditional Annuity accumulation; less

            F) the amount of any lump-sum benefits, employer plan fee withdrawals, rollovers, internal transfers and any required minimum distributions paid from the Traditional Annuity; less

            G) any charges for expenses and contingencies set forth in the rate schedule; less

            H)    any  amount  applied  to  provide   annuity  income  or  death
                  benefits; less

            I)    any surrender charge assessed.

36. ADDITIONAL AMOUNTS. TIAA may credit additional amounts to your Traditional Annuity accumulation. TIAA does not guarantee that there will be additional amounts. TIAA will determine at least annually if additional amounts will be credited.

            Any additional amounts credited to your Traditional Annuity accumulation will buy benefits for you based on the rate schedule applicable to the premiums or internal transfers that gave rise to such additional amounts. Additional amounts may also be paid with any Traditional Annuity benefits payable to you or your beneficiary.

            Any additional amounts credited to your Traditional Annuity accumulation will be credited under a schedule of additional amount rates declared by TIAA. For a Traditional Annuity accumulation in force as of the effective date of such a schedule, the additional


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

      amount rates will not be modified for a period of twelve months following the schedule's effective date. For any premiums and internal transfers applied to the Traditional Annuity during the twelve-month period described in the preceding sentence, TIAA may declare additional amounts at rates which remain in effect through the end of such twelve-month period. Thereafter, any additional amount rates declared for such premiums and internal transfers will remain in effect for periods of twelve months or more.


               PART E: REAL ESTATE ACCOUNT ACCUMULATION AND UNITS

37. ACCUMULATION UNIT. The value of one accumulation unit is calculated at the end of each valuation day. The value of an accumulation unit is equal to the previous day's value multiplied by the net investment factor for the Real Estate Account.

38. Your REAL ESTATE ACCOUNT ACCUMULATION is equal to the number of accumulation units you own multiplied by the value of one accumulation unit. Real Estate Account accumulations are variable and are not guaranteed; they may increase or decrease depending on investment results.

39. The NET INVESTMENT FACTOR for the Real Estate Account for a valuation period is based on the amount of accrued real estate net operating income, dividends, interest and other income during the current period, a deduction of the separate account charge, both realized and unrealized capital gains and losses incurred, and other accounting adjustments during the current period. The precise formula for the net investment factor is A divided by B, as follows:

            A) The value of the Real Estate Account's net assets at the end of the current valuation period, less any premiums received during the current period.

            B) The value of the Real Estate Account's net assets at the end of the previous valuation period, plus the net effect of transactions (e.g. internal transfers, benefit payments) made at the start of the current valuation period.

40. The SEPARATE ACCOUNT CHARGE covers mortality and expense risk, liquidity risk, and administrative and investment advisory services. TIAA, at its discretion, can increase or decrease the separate account charge. The separate account charge is guaranteed not to exceed 2.50% per year of net assets.

41. NUMBER OF ACCUMULATION UNITS. Each premium and each internal transfer applied to the Real Estate Account on your behalf buys a number of accumulation units equal to the amount of the premium or internal transfer divided by the value of one accumulation unit as of the end of the business day in which the premium or internal transfer is credited. The number of accumulation units under your certificate will be decreased by any premium taxes incurred by TIAA for your Real Estate Account accumulation and by the application of any accumulation units to any benefits, employer plan fee withdrawals, internal transfers, or any required minimum distributions paid from the Real Estate Account accumulation under your certificate. Such transactions will decrease the number of accumulation units under your certificate by an amount equal to the dollar value of the transaction divided by the value of


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

      one accumulation unit as of the end of the valuation day on which the transaction becomes effective.


                             PART F: INCOME BENEFITS

42. STARTING INCOME BENEFITS. An income benefit will be effective and payment will begin as of the date you have chosen, if you are then living and:

            A)    you have chosen one of the income options set forth in section
                  43;

            B) if you choose a one-life annuity, we have received proof of your age;

            C) if you choose a two-life annuity, we have received proof of your age and the age of your second annuitant; and

            D)    if  your   accumulation  is  subject  to  the  spousal  rights
                  described in Part J, we have received any required waiver of spouse's rights or proof that you are not married.

            You may not begin a one-life annuity after you attain age 90, nor may you begin a two-life annuity after you or your second annuitant attain age 90. If your accumulation is less than $5,000 on the effective date of an income benefit, TIAA may choose instead to pay your accumulation to you in a single sum.

            At any time before you start to receive an income benefit, you may change the effective date for that income benefit to a date after the change, by written notice to TIAA as explained in section 74.

43. INCOME OPTIONS are the ways in which you may have income benefits paid to you. The income options are available from your Traditional Annuity accumulation only. You can transfer some or all of your Real Estate Account accumulation to your Traditional Annuity accumulation to receive benefits under an income option available from the Traditional Annuity. Also, you may transfer some or all of your Real Estate Account accumulation to your companion CREF certificate, if any, as described in section 51, to receive benefits under an income option available under that certificate.

            You may change your choice of income option any time before payments begin, but once they have begun under an income option, the election to begin receiving benefits is irrevocable and no change can be made. Any choice of option or change of such choice must be made by written notice to TIAA as explained in section 74.

            Your right to elect an option or change such election may be limited in accordance with section 80 and Part K. If your accumulation is subject to spousal rights, your choice of an income option is subject to the rights of your spouse to benefits as explained in Part J. The availability of certain income options may be restricted by the IRC and by the terms of your employer plan.

            If the plan administrator for your employer plan or his or her designee notifies us that distribution from your certificate must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

            The following are the income options from which you may choose. All of them provide an income for you, some provide that payments will continue for the lifetime of a second annuitant and some provide that payments will continue in any event during a guaranteed

--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

      period as explained in section 44. The periodic amount paid to you or a surviving second annuitant depends on which of these options you choose.

            ONE-LIFE ANNUITY. A payment will be made to you each month for as long as you live. You may include a guaranteed period of 10 or 20 years. If you do not include a guaranteed period, all payments will cease at your death. If you include a guaranteed period and you die before the end of that period, monthly payments will continue until the end of that period and then cease.

            TWO-LIFE ANNUITY. A payment will be made to you each month for as long as you live. After your death, a payment will be made each month to the second annuitant you have named, for as long as he or she survives you. You cannot change your choice of second annuitant after your payments begin. You may include a guaranteed period of 10 or 20 years. If you do not include a guaranteed period, all payments will cease when you and your second annuitant have both died. You may choose from among the following forms of two-life annuity.

                  FULL BENEFIT TO SURVIVOR. At the death of either you or your second annuitant, the full amount of the monthly payments that would have been paid if you both had lived will continue to be paid to the survivor. If you include a guaranteed period and you and your second annuitant both die before the end of the period chosen, the full amount of the monthly payments that would have been paid if you both had lived will continue to be paid until the end of that period and then cease.

                  TWO-THIRDS BENEFIT TO SURVIVOR. At the death of either you or your second annuitant, two-thirds of the monthly payments that would have been paid if you both had lived will continue to be paid to the survivor. If you include a guaranteed period and you and your second annuitant both die before the end of the period chosen, two-thirds of the monthly payments that would have been paid if you both had lived will continue to be paid until the end of that period and then cease.

                  HALF BENEFIT TO SECOND ANNUITANT. The full monthly income will continue to be paid as long as you live. After your death, if your second annuitant survives you, one-half of the monthly payments that would have been paid if you had lived will continue to be paid to your second annuitant. If you include a guaranteed period and you and your second annuitant both die before the end of the period chosen, one-half of the monthly payments that would have been paid if you had lived will continue to be paid until the end of that period and then cease.

            AUTOMATIC ELECTION PROVISION. If on your required beginning date, you have not met the requirements for starting income benefits as described in section 42, you will be deemed to have chosen the form of benefit distribution, if any, specified by the terms of your employer plan, if such form of benefit is available under this certificate. Otherwise, you will be deemed to have chosen a one-life annuity if you are then single, or the "half benefit to second annuitant" form of the two-life annuity if you are then married, each with a 10-year guaranteed period, if allowed under federal tax law.

--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

44. POST-MORTEM PAYMENTS DURING A GUARANTEED PERIOD. Any periodic payments or other amounts remaining due after your death and the death of your second annuitant, if any, during a guaranteed period will be paid to the payee named to receive them. You name the payee at the time you choose the income option, as described in section 74. You may later change the named payee. If you choose a two-life annuity, your surviving second annuitant may change the named payees after your death, unless you direct otherwise.

            A payee may choose to receive in one sum the commuted value of any remaining periodic payments that do not involve life contingencies, unless you direct otherwise. If no payee was named to receive these payments, or if no one so named is then living, we will pay the remaining payments due or the commuted value of the remaining periodic payments in one sum to your estate, or to the estate of the last survivor of you and your second annuitant if you chose a two-life annuity.

            If a payee receiving payments during a guaranteed period option dies while payments remain due, the commuted value of any remaining payments due to that person will be paid to any other surviving payee that you (or your second annuitant) had named to receive them. If no payee so named is then living, the commuted value will be paid to the estate of the last payee who was receiving these benefit payments.

45. The AMOUNT OF PERIODIC INCOME BENEFIT will be determined as of the effective date for the income benefit by:

            A) the amount of your Traditional Annuity accumulation applied to provide the income benefit;

            B) the rate schedule or schedules under which any premiums and internal transfers were applied to your Traditional Annuity accumulation;

            C)    the income option you choose;

            D)    if you choose a one-life annuity, your age; and

            E) if you choose a two-life annuity, your age and your second annuitant's age.

            If your income benefit would be less than $100 a month, TIAA will have the right to change to quarterly, semi-annual or annual payments, whichever will result in payments of $100 or more and the shortest interval between payments. If different rate schedules apply to different parts of your Traditional Annuity accumulation, the portion applied to provide the income benefit chosen will be allocated among the parts on a pro-rata basis.


                              PART G: DEATH BENEFIT

46. PAYMENT OF THE DEATH BENEFIT. If you die before your certificate's maturity date, the death benefit will be payable to your beneficiary. We must receive the following in a form acceptable to TIAA before any death benefit will be paid:

            A)    proof of your death;

            B)    the choice of a method of payment as  provided  in section 48;
                  and

            C) proof of the beneficiary's age if the method of payment chosen is the one-life annuity.

--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

            Payment under the single-sum payment method will be made effective as of the date we receive these items; payment under the one-life annuity method of payment will be effective and begin no later than the first day of the month after we have received these items.

            Upon receipt of proof of your death, we will divide your accumulation into as many portions as there are validly designated beneficiaries for your certificate. If different rate schedules apply to different parts of your Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis. Each validly designated beneficiary will then have the right to make elections available under this certificate in connection with his or her portion of the accumulation.

47. NAMING YOUR BENEFICIARY. Beneficiaries are persons you name to receive the death benefit if you die before your certificate's maturity date. At any time before your certificate's maturity date, you may, subject to the terms of your employer plan, name, change, add or delete your beneficiaries by written notice to TIAA, as explained in section 74. If your accumulation is subject to spousal rights, then your right to name a beneficiary for the death benefit is subject to the rights of your spouse as described in Part J.

            You can name two classes of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named. The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you've provided for these beneficiaries to receive unequal shares.

            The death benefit will be paid to your estate in one sum if: you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or at your death you had never named a beneficiary. If distributions to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.

            If at your death any distribution of the death benefit would be in conflict with any rights of your spouse under law that were not previously waived, TIAA will pay the death benefit in accordance with your spouse's rights, as described in section 61.

48. METHODS OF PAYMENT are the ways in which your beneficiary may receive the death benefit. The single-sum payment method is available from your
      Traditional Annuity and Real Estate Account accumulations. The other methods are available from the Traditional Annuity only. Your beneficiary can, however, transfer some or all of your Real Estate Account accumulation to the Traditional Annuity in order to receive that portion of the death benefit under a method of payment available from the Traditional Annuity. Your beneficiary can also transfer some or all of your accumulation to CREF in order to receive that portion of the death benefit under a method of payment offered by CREF. Such transfer can be for all of your accumulation, or for any part thereof not less than $1,000.

            You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. If the amount of the death benefit due to any one beneficiary is less than $5,000, TIAA may change the method of payment for the portion of the death benefit payable to that beneficiary to the single-sum payment method. The right to elect a method or change such election may be limited in accordance with section 80.

            A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90. If you die before your certificate's maturity date and

--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

      have chosen the one-life annuity method for a beneficiary who has attained age 90, he or she must choose another method. Any choice of method or change of such choice must be made by written notice to TIAA, as explained in section 74.

            Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary's life expectancy.

            If the plan administrator for your employer plan or his or her designee notifies us that distribution from your certificate must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

            The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder. The following are the methods of payment:

            SINGLE-SUM  PAYMENT.   The  death  benefit  will  be  paid  to  your
            beneficiary in one sum.

            ONE-LIFE ANNUITY. A payment will be made to your beneficiary each month for life. A guaranteed period of 10 or 20 years may be included. If a guaranteed period isn't included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease, as explained in section 50.

49. The AMOUNT OF DEATH BENEFIT PAYMENTS will be determined as of the date payments are to begin by:

            A) the amount of your Traditional Annuity accumulation applied to the method of payment;

            B) the rate schedule or schedules under which any premiums and internal transfers were applied to your Traditional Annuity accumulation;

            C)    the method of payment chosen for the death benefit; and

            D) if the method chosen is the one-life annuity, the age of your beneficiary.

            If any method chosen would result in payments of less than $100 a month, TIAA will have the right to require a change in choice that will result in payments of at least $100 a month. If different rate schedules apply to different parts of your Traditional Annuity accumulation, the portion applied to provide the death benefit chosen will be allocated among the parts on a pro-rata basis.

50. PAYMENTS AFTER THE DEATH OF A BENEFICIARY. Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to TIAA as explained in section 74. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

            If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary's estate.

            If a payee receiving these payments dies before the end of the guaranteed period, the commuted value of any payments still due that person will be paid to any other payee named


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

      to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.


                           PART H: INTERNAL TRANSFERS

51.   AVAILABILITY  OF  INTERNAL  TRANSFERS.   You  may  transfer  between  your
      Traditional Annuity accumulation and your Real Estate Account accumulation. In addition, you may transfer all or part of your Traditional Annuity accumulation or your Real Estate Account accumulation to your companion CREF certificate, if any. If you have an accumulation in a companion CREF certificate, you may transfer from that certificate to this certificate. TIAA reserves the right to limit internal transfers from each of your Traditional Annuity accumulation and your Real Estate Account accumulation to not more than one in a calendar quarter. TIAA reserves the right to stop accepting internal transfers to the Traditional Annuity and/or internal transfers to the Real Estate Account at any time. Any internal transfer to or from CREF is subject to the terms of the companion CREF certificate and CREF's Rules of the Fund. Your employer plan may limit your right to transfer to the Traditional Annuity, Real Estate Account and/or to a CREF account.

52. AMOUNT OF INTERNAL TRANSFER. You can transfer all of your Traditional Annuity accumulation or your Real Estate Account accumulation, or any part of either account not less than $1,000. If you choose to transfer from your Traditional Annuity accumulation, the amount to be transferred will be reduced by any surrender charge in accordance with the applicable rate schedule or schedules.

            An internal transfer reduces the accumulation from which it is paid by the amount transferred, including any surrender charge. If you transfer from your Traditional Annuity accumulation and different rate schedules apply to different parts of the accumulation, the reduction will be allocated among the parts on a pro rata basis.

53. EFFECTIVE DATE OF INTERNAL TRANSFER. An internal transfer will be effective as of the end of the business day in which we receive your written request for an internal transfer. You may defer the effective date of the internal transfer until any business day following the date on which we receive your written request. TIAA will determine all values as of the end of the effective date. You can't revoke a request for an internal transfer after its effective date.

54. SYSTEMATIC TRANSFERS. You may elect to have transfers made on a systematic basis. Systematic transfers may be made semi-monthly, monthly, quarterly, semi-annually or annually. Semi-monthly transfers are made twice a month, with the second payment scheduled 14 days after the first payment. You choose which day the transfer will be made, except that if the date of a scheduled transfer is not a business day, the transfer will be made on the following business day. Transfers will continue until you tell us to stop or your Traditional Annuity accumulation or Real Estate Account accumulation is insufficient to support the transfer. Systematic transfers are subject to all the provisions described above for transfers, except that a reduced minimum amount of $100 applies to such transfers.

55. CREDITING INTERNAL TRANSFERS. Internal transfers to your Traditional Annuity accumulation are credited to the Traditional Annuity as of the end of the effective date of the internal transfer and begin participation in the Traditional Annuity as of the following day. Internal

--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

      transfers to your Real Estate Account accumulation purchase accumulation units as of the end of the effective date of the internal transfer.


                            PART I: LUMP-SUM BENEFITS

56. AVAILABILITY OF THE LUMP-SUM BENEFIT. You may, subject to the limits described below, withdraw as a lump-sum benefit all of your Traditional Annuity accumulation or Real Estate Account accumulation, or any part thereof not less than $1,000. TIAA reserves the right to limit lump-sum benefits from each of your Traditional Annuity accumulation and your Real Estate Account accumulation to not more than one in a calendar quarter. A lump-sum benefit will not be available before the earliest date permitted under your employer plan. The availability of a lump-sum benefit may be limited by your employer plan. If you have a severance of employment with your employer, we may choose to distribute your accumulation to you as a lump-sum benefit (without surrender charge) in accordance with the terms of your employer plan subject to the restrictions on mandatory distributions under the IRC.

            If you are married, your right to receive a lump-sum benefit may be subject to the rights of your spouse as described in Part J.

            Federal tax law may restrict distributions, as described in Part K.

57. EFFECTIVE DATE OF A LUMP-SUM BENEFIT. Any choice of lump-sum benefit must be made by written notice to TIAA on or before your certificate's maturity date, as explained in section 74. A lump-sum benefit will be effective as of the business day on which we receive, in a form acceptable to TIAA:

            A)    your request for a lump-sum benefit; and

            B)    if  your   accumulation  is  subject  to  the  spousal  rights
                  described in Part J, a waiver of spouse's rights or proof that you are not married.

            You may choose to defer the effective date of the lump-sum benefit until any business day following the date on which we receive the above requirements. TIAA will determine all values as of the end of the effective date. You can't revoke a request for a lump-sum benefit after its effective date.

            TIAA may defer the payment of a Traditional Annuity lump-sum benefit for up to six months.

58.   PAYMENT OF A LUMP-SUM BENEFIT. A lump-sum benefit may be paid:

            A)    to you as a cash withdrawal;

            B) to another funding vehicle as a direct transfer under federal tax law; or

            C) to a TIAA IRA contract, a CREF IRA certificate, or to a funding vehicle whether or not it is offered by TIAA or CREF, as a tax-free rollover as permitted in section 75.

59. AMOUNT OF A LUMP-SUM BENEFIT. If you choose a lump-sum benefit from your Traditional Annuity accumulation, we will pay the portion of your Traditional Annuity accumulation you choose, less any surrender charge in accordance with the applicable rate schedule or


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

      schedules. If you choose a lump-sum benefit from your Real Estate Account accumulation, we will pay the portion of your Real Estate Account accumulation you choose.

            Payment of a lump-sum benefit reduces the accumulation from which it is paid by the amount chosen, including any surrender charge. If you choose a lump-sum benefit from your Traditional Annuity accumulation and different rate schedules apply to different parts of your accumulation, the reduction will be allocated among the parts on a pro-rata basis.

60. SYSTEMATIC WITHDRAWALS. You may elect to have lump-sum benefits made on a systematic basis. Systematic withdrawals may be made semi-monthly, monthly, quarterly, semi-annually or annually. Semi-monthly withdrawals are made twice a month, with the second payment scheduled 14 days after the first payment. You choose which day the lump-sum benefit will be paid, except that if the date of a scheduled lump-sum benefit is not a business day, it will be paid on the following business day. Withdrawals will continue until you tell us to stop or until the portion of your Traditional Annuity accumulation or your Real Estate Account accumulation is insufficient to support the withdrawal. Systematic withdrawals are subject to all the provisions described above for lump-sum benefits, except that a reduced minimum amount of $100 applies.


                       PART J: SPOUSE'S RIGHTS TO BENEFITS

61. SPOUSE'S RIGHTS TO BENEFITS. If you are married, and all or part of your accumulation is attributable to contributions made under:

            A)    an employer plan subject to ERISA; or

            B)    an employer plan that provides for spousal rights to benefits;

      then, only to the extent required by the IRC, ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

            SPOUSE'S SURVIVOR RETIREMENT BENEFIT. If you are married on the effective date of an income benefit, the income benefits must be paid under a two-life annuity with your spouse as second annuitant.

            SPOUSE'S SURVIVOR DEATH BENEFIT. If you die before your certificate's maturity date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse's right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

            Your spouse may consent to a waiver of his or her rights to these benefits, as explained in section 62.

62. WAIVER OF SPOUSE'S RIGHTS. If you are married, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

            A) an income option other than a two-life annuity with your spouse as second annuitant; or

            B) beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by your employer plan; or

            C)    a lump-sum benefit.

            In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to TIAA, your spouse's consent, or satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC, ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or the severance of your employment with your employer.

            Verification of your marital status may be required, in a form satisfactory to TIAA, for purposes of establishing your spouse's rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse's rights to a survivor death benefit or a lump-sum benefit at any time during your lifetime. You may revoke a waiver of your spouse's right to a survivor retirement benefit, for income benefits that have not yet begun, at any time during your lifetime and before the effective date of the income benefit. Your spouse may not revoke a consent after the consent has been given.

63. LIABILITY OF TIAA. Any action taken by TIAA in good faith before receiving written notice of a waiver of rights included in this certificate, or of revocation of such waiver, will not subject TIAA to liability because our acts were contrary to what was stated in such waiver or revocation.


            PART K: RESTRICTIONS ON DISTRIBUTIONS AND INCOME BENEFITS

64. IRC SECTION 401(k) PLANS. IRC Section 401(k) prohibits the distribution of the portion of your accumulation attributable to premiums paid as elective deferrals, except as a tax-free transfer to another funding vehicle, until you:

            A)    attain age 59 1/2, in the case of a profit-sharing plan;

            B) have a severance from employment with respect to the employer under whose plan the aforementioned portion is attributable;

            C)    die;

            D)    become disabled within the meaning of IRC Section 72(m)(7);

            E)    encounter  financial  "hardship"  within  the  meaning  of IRC
                  Section 401(k);

      or, if earlier,  upon the occurrence of any of the events described in IRC
      Section 401(k)(10).

            In the case of hardship, IRC Section 401(k) requires that any earnings credited after December 31, 1988 be unavailable for distribution.

            Any request for an early withdrawal due to disability, hardship, or severance from employment must be submitted with evidence of the disability, hardship, or severance from employment on forms satisfactory to TIAA and not inconsistent with applicable law.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

65.   IRC SECTION  403(b) PLANS.  IRC Section 403(b) limits  distributions  from
      your   certificate.   In  general,   IRC  Section  403(b)   prohibits  the
      distribution to you of the portion of your accumulation equal to:

            A)    amounts  attributable to funds transferred to this certificate
                  from  a  custodial  account   established  under  IRC  Section
                  403(b)(7); plus

            B) amounts attributable to premiums paid to an IRC Section 403(b)(1) annuity contract as elective deferrals under a salary reduction agreement (within the meaning of IRC Section 403(b)(11)); less

            C) the value, if any, of the amounts described in B) determined as of December 31, 1988.

      until you:

            (1)   reach age 59 1/2;

            (2) have a severance from employment with respect to the employer under whose plan the aforementioned portion is attributable;

            (3)   die;

            (4)   become disabled within the meaning of IRC Section 72(m)(7); or

            (5)   encounter  financial  "hardship"  within  the  meaning  of IRC
                  Section 403(b).

            In the case of hardship, IRC Section 403(b) generally requires that any earnings credited after December 31, 1988 and any contributions paid after December 31, 1988 to a custodial account established under IRC
      Section 403(b)(7) that are not elective deferrals under a salary reduction agreement, will not be available for distribution.

            Any request for an early withdrawal due to disability, hardship, or severance from employment must be submitted with evidence of the disability, hardship, or severance from employment on forms satisfactory to TIAA and must not be inconsistent with applicable law.


                           PART L: GENERAL PROVISIONS

66. EMPLOYER PLAN FEE WITHDRAWALS. The contractholder may, in accordance with the terms of your employer plan, and with TIAA's approval, instruct TIAA to withdraw amounts from your accumulation under this certificate, to pay fees associated with the administration of the plan.

            TIAA reserves the right to suspend or reinstate its approval for a plan to make such withdrawals from your certificate.

            The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your employer plan. TIAA will determine all values as of the end of the effective date. An employer plan fee withdrawal cannot be revoked after it has been applied.

            An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn.

            No surrender charge applies to employer plan fee withdrawals.

            If a portion of an employer plan fee withdrawal is paid from your TIAA Traditional Annuity accumulation and different rate schedules apply to different parts of your accumulation, such portion of the withdrawal will be deducted from among the parts on


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

      a pro-rata basis.

67. INSULATION OF THE SEPARATE ACCOUNT. TIAA owns the assets in separate account VA-2. To the extent permitted by law, the assets of the separate account will not be charged with liabilities arising out of any other business TIAA may conduct. All income, investment gains and investment losses of the separate account, whether or not realized, will be credited to or charged against only that account without regard to TIAA's other income, gains or losses.

68.   DELETION  OF THE REAL  ESTATE  ACCOUNT.  TIAA may delete  the Real  Estate
      Account. If the Real Estate Account is deleted and was, at any time, available under the terms of your employer plan, then a companion CREF certificate will be issued to you at the time of the deletion, if one had not been previously issued to you. If you own accumulation units in the Real Estate Account and it is deleted, you must transfer them to your Traditional Annuity accumulation or to your companion CREF certificate. If you don't tell us where to transfer your accumulation units, we'll transfer them in accordance with the terms of your employer plan.

69. REPORT OF ACCUMULATION. At least once each year, we will provide you with a report for your certificate showing the value of your accumulation (death benefit) as of a date specified in the report.

70.   NO LOANS. This certificate does not provide for loans.

71. NO ASSIGNMENT OR TRANSFER. Neither you nor any other person may assign, pledge, or transfer ownership of this certificate or any benefits under its terms. Any such action will be void and of no effect.

72. PROTECTION AGAINST CLAIMS OF CREDITORS. The benefits and rights accruing to you or any other person under this certificate are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

73. VESTING. Subject to your employer plan, the right to receive and exercise every benefit, option, right and privilege conferred by this certificate may not be immediately vested in you. In that case, your right to receive and exercise such benefits, options, rights and privileges will commence on your vesting date as determined in accordance with your employer plan.

74. PROCEDURE FOR ELECTIONS AND CHANGES. You (or your beneficiaries after your death) have to make any choice or changes available under your certificate in a form acceptable to TIAA at our home office in New York, NY, or at another location that we designate. If you (or your beneficiaries after your death) send us a notice changing your beneficiaries or other persons named to receive payments, it will take effect as of the date it was signed even if you (or any other signer) then die before the notice actually reaches TIAA. Any other notice will take effect as of the date TIAA receives it. If TIAA takes any action in good faith before receiving the notice, we won't be subject to liability even if our acts were contrary to what was stated in the notice.

            For purposes of determining the effective dates of any transactions, transaction requests will only be deemed to have been received when they are received by TIAA, or its appropriately designated agent, in good order, in accordance with procedures established by


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

      TIAA or as required by law. TIAA reserves the right to limit the number of transactions that you may make effective on a single business day.

75. RIGHT TO A TAX-FREE ROLLOVER. If you or your surviving spouse (or your spouse or former spouse as an alternate payee under a "qualified domestic relations order," as defined in the IRC) receive a distribution from your certificate which qualifies as an eligible rollover distribution under IRC
      Section 402(c)(4), any portion of it may be paid as a direct rollover to an eligible retirement plan. An eligible retirement plan is, to the extent permitted by law, a plan satisfying the requirements of IRC Section 401(a), 403(a), 403(b), 408 or to the extent that the plan sponsor is a state or local government, Section 457(b).

            Retirement plans eligible for such rollovers may, in the future, be changed by law. If such changes become effective, your certificate will be governed by the laws and regulations then applicable.

76. PAYMENT TO AN ESTATE, TRUSTEE, ETC. TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that isn't a natural person. TIAA won't be responsible for the acts or neglects of any executor, trustee, guardian, or other third party receiving payments under this certificate.

            If you designate a trustee of a trust as beneficiary, TIAA is not obliged to inquire into the terms of the underlying trust or any will.

            If death benefits become payable to the designated trustee of a testamentary trust, but:

            A) no qualified trustee makes claim for the benefits within nine months after your death; or

            B) evidence satisfactory to TIAA is presented at any time within such nine-month period that no trustee can qualify to receive the benefits due,

      payment will be made to the successor beneficiaries, if any are designated and survive you; otherwise payment will be made to the executors or administrators of your estate.

            If benefits become payable to an INTER-VIVOS trustee (the person appointed to execute a trust created during an individual's lifetime), but the trust is not in effect or there is no qualified trustee, payment will be made to the successor beneficiaries, if any are designated and survive you; otherwise payment will be made to the executors or administrators of your estate.

            Payment  to  any  trustee,   successor  beneficiary,   executor,  or
      administrator, as provided for above, shall fully satisfy TIAA's payment obligations under this certificate to the extent of such payment.

77. SERVICE OF PROCESS UPON TIAA. We will accept service of process in any action or suit against us on this certificate in any court of competent jurisdiction in the United States or Puerto Rico provided such process is properly made. We will also accept such process sent to us by registered mail if the plaintiff is a resident of the jurisdiction in which the action or suit is brought. This section does not waive any of our rights, including the right to remove such action or suit to another court.

78. BENEFITS BASED ON INCORRECT DATA. If the amount of benefits is determined by data as to a person's age or sex that is incorrect, the benefits payable will be such as the premium paid would have purchased based on the correct data. Any amounts underpaid by TIAA on the basis of the incorrect data will be paid at the time the correction is made. Any amounts overpaid by TIAA on the basis of the incorrect data will be charged against the payments


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

      due after the correction is made. Any amounts so paid or charged will include compound interest at the effective annual rate of 6% per year.

79. PROOF OF SURVIVAL. TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under the terms of your certificate is alive on the date any benefit payment is due. If this proof is not received after it has been requested in writing, TIAA will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two-life annuity TIAA has overpaid benefits because of a death of which we were not notified, subsequent payments will be reduced or withheld until the amount of the overpayment, plus compound interest at the effective annual rate of 6% per year, has been recovered.

80. COMPLIANCE WITH LAWS AND REGULATIONS. TIAA will administer your certificate to comply with the restrictions of all laws and regulations pertaining to the terms and conditions of your certificate. You cannot elect any benefit or exercise any right under your certificate if the election of that benefit or exercise of that right is prohibited under an applicable state or federal law or regulation.

            The choice of income options and effective dates, annuity starting date, beneficiary or second annuitant, method of payment of the death benefit and effective date, and the availability of internal transfers and lump-sum benefits as set forth in this certificate are subject to the applicable restrictions, distribution requirements, and incidental benefit requirements of ERISA and the IRC, and any rulings and regulations issued under ERISA and the IRC.

81. OVERPAYMENT OF PREMIUMS. Any payments of premiums made in error by the contractholder in excess of those required by the employer plan will be refunded to the contractholder if requested in writing by the contractholder prior to the certificate's maturity date subject, however, to prior transfers or lump-sum benefits made from such funds. TIAA is entitled to rely on information provided by the contractholder. The contractholder shall indemnify TIAA and hold TIAA harmless for any action taken in reliance on such request.

82. CORRESPONDENCE AND REQUESTS FOR BENEFITS. No notice, application, form, or request for benefits will be deemed to be received by us unless it is received at our home office in New York, NY, or at another location that we designate. All benefits are payable at our home office or at another location that we designate. If you have any questions about the contract, your certificate, or inquiries about our service, or if you need help to resolve a problem, you can contact us at the address or phone number below.

                                      TIAA
                                [730 Third Avenue
                             New York, NY 10017-3206
                            Telephone: 800 842-2733]


--------------------------------------------------------------------------------

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

83. CHANGE OF RATE SCHEDULE. We may, at any time and from time to time, substitute a new rate schedule for the one currently effective in your certificate. A new rate schedule will apply only to benefits arising from any premiums and internal transfers applied to the Traditional Annuity while such rate schedule is in effect. Any change in the rate schedule will not affect the amount of benefits purchased prior to the change by any premiums and internal transfers applied to the Traditional Annuity. A change in the rate schedule will be made only after we have given you and the contractholder three months' written notice of the change. Any new rate schedule will specify:

            A)    the charges for expenses and contingencies;

            B)    the  interest   rates  and  the   mortality   bases  used  for
                  determining benefits arising from amounts applied to the Traditional Annuity; and

            C)    any  applicable  surrender  charges on lump-sum  benefits  and
                  internal   transfers  arising  from  amounts  applied  to  the
                  Traditional Annuity.


--------------------------------------------------------------------------------
                                                                        Page RS0

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

                                  RATE SCHEDULE

      RATE SCHEDULE. The benefits bought by any premiums and internal transfers applied to the Traditional Annuity while this rate schedule is in effect will be computed on this basis:

            (1) no deduction for expenses or contingencies, except for any premium taxes incurred by TIAA for your certificate and except for any employer plan fee withdrawals in accordance with the terms of your employer plan;

            (2) interest from the end of the day on which the premium or internal transfer is credited, to the date that such amount is deducted from the Traditional Annuity accumulation, in accordance with section 35, as follows:

                  For premiums and internal transfers applied to the Traditional Annuity in any calendar year, the minimum effective annual interest rate, to be credited will be set equal to the CMT less 0.0125, rounded to the nearest 0.0005, provided however that the minimum rate will never be less than 1.5% nor greater than 3%. For each calendar year, the CMT is the average five-year Constant Maturity Treasury Rate reported by the Federal Reserve for the calendar month of [November], preceding that year.

                  We may make future changes to the choice of calendar month for which the average five-year Constant Maturity Treasury Rate will be used to set the CMT. Any such change will be effected only after obtaining any approvals required by the insurance regulatory authority of the jurisdiction shown on page 3, and will also be made to all other certificates written on this form and delivered in that jurisdiction. Any such change will be made only after we have given you three months' written notice.

            (3) interest at the effective annual rate of 2% after the date that payments begin under a one-life or two-life annuity; and

            (4) mortality according to the Annuity 2000 Mortality Table (Merged Gender Mod C), with ages set back three months for each completed year between December 31, 2000 and the date that payments begin under a one-life or two-life annuity.

      A SURRENDER CHARGE of 0% will be assessed against any of the following paid from the portion of your Traditional Annuity accumulation arising from premiums and internal transfers applied to the Traditional Annuity while this rate schedule is in effect:

            A)    lump-sum benefits paid to you as a cash withdrawal;

            B) lump-sum benefits paid to another funding vehicle as a direct transfer under federal tax law;

            C)    internal transfers; and

            D)    rollovers.

      These  rate  guarantees   cease  to  apply  to  any  Traditional   Annuity
      accumulations that you transfer to the Real Estate Account or to your companion CREF certificate, if any.


--------------------------------------------------------------------------------
                                                                        Page RS1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
YOUR TIAA RETIREMENT SELECT PLUS CERTIFICATE
--------------------------------------------------------------------------------

      BETTERMENT OF RATES. When you or your beneficiary begin benefits under a one-life or two-life annuity, we will compute any benefits provided by the portion of your Traditional Annuity accumulation resulting from amounts applied to the Traditional Annuity while this rate schedule is in effect on the basis stated above, or, if it produces a larger guaranteed benefit, on the basis then in use for any single premium immediate annuities offered by TIAA to contracts of the same class as the contract under which this certificate is issued.

============================================================================================================
                      GUARANTEED ANNUAL AMOUNT OF INCOME BENEFITS UNDER THE ONE-LIFE
                               ANNUITY WITH 10-YEAR GUARANTEED PERIOD OPTION
                                PROVIDED BY $10,000 FROM YOUR ACCUMULATION
                                    (ASSUMING A PREMIUM TAX RATE OF 0%)

                           One-twelfth of the amount shown is payable each month
------------------------------------------------------------------------------------------------------------
  Adjusted Age     Annual Amount of    Adjusted Age    Annual Amount of    Adjusted Age   Annual Amount of
  When Payments     Monthly Benefit    When Payments    Monthly Benefit    When Payments   Monthly Benefit
      Begin            Payments            Begin           Payments            Begin          Payments
------------------------------------------------------------------------------------------------------------
       40               $305.99             57              $383.81             74             $553.18
       41               $309.20             58              $390.38             75             $568.43
       42               $312.54             59              $397.25             76             $584.44
       43               $316.02             60              $404.44             77             $601.22
       44               $319.65             61              $411.96             78             $618.78
       45               $323.43             62              $419.85             79             $637.13
       46               $327.38             63              $428.13             80             $656.25
       47               $331.50             64              $436.82             81             $676.14
       48               $335.79             65              $445.95             82             $696.74
       49               $340.27             66              $455.55             83             $718.03
       50               $344.94             67              $465.65             84             $739.91
       51               $349.82             68              $476.29             85             $762.31
       52               $354.90             69              $487.50             86             $785.11
       53               $360.20             70              $499.31             87             $808.15
       54               $365.73             71              $511.75             88             $831.28
       55               $371.50             72              $524.86             89             $854.30
       56               $377.52             73              $538.66             90             $877.00
------------------------------------------------------------------------------------------------------------

The yearly payments shown above are those that result from the application of an accumulation of $10,000 (assuming a premium tax rate of 0%) in the Traditional Annuity to the specified income option when the annuitant has attained an adjusted age as shown, but has not passed the date on which that adjusted age was attained by as much as one month.

         The annuitant's adjusted age equals the annuitant's actual age minus three months for each completed year between December 31, 2000 and the date that payments begin under a one-life or two-life annuity. All ages used in computing benefits are calculated in completed years and months. Payments beginning at ages other than those shown, and under other income options, are computed on the basis stated in the rate schedule. For accumulations other than $10,000, payments will be proportionate.

================================================================================

                     GROUP FLEXIBLE PREMIUM DEFERRED ANNUITY
                        FIXED AND VARIABLE ACCUMULATIONS
                                NONPARTICIPATING

--------------------------------------------------------------------------------
                                                                        Page RS2

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                                     (TIAA)
                    730 THIRD AVENUE, NEW YORK, NY 10017-3206
                           TELEPHONE: [1-800-842-2733]


             ENDORSEMENT TO TIAA RETIREMENT SELECT PLUS CERTIFICATE

This endorsement is part of your agreement with TIAA. The purpose of an endorsement is to make changes to the provisions of your Certificate. Please read this endorsement in conjunction with your Certificate.

THE PORTION OF THE PREMIUMS PROVISION PERTAINING TO THE LIMITS OF IRC SECTION 402(g) IS DELETED.

THE PROVISIONS ENTITLED STARTING INCOME BENEFITS AND EFFECTIVE DATE OF A LUMP-SUM BENEFIT ARE MODIFIED BY THE ADDITION OF THE FOLLOWING PROVISIONS:

      IRC Section 457(b) prohibits distributions or the payment of benefits from your accumulation under the plan, except as a tax-free transfer to another funding vehicle, until:

            A)    the calendar year in which you attain age 70 1/2;

            B) you have a severance from employment with respect to the employer under whose plan the aforementioned portion is attributable; or

            C) you encounter an "unforeseeable emergency" within the meaning of IRC Section 457(d).

THE LAST  SENTENCE OF THE  AUTOMATIC  ELECTION  PROVISION  IS REPLACED  WITH THE
FOLLOWING:

      Otherwise, you will be deemed to have chosen the "One-Life Annuity with 10-Year Guaranteed Period" Option.


                                             /s/ Herbert M. Allison, Jr.
                                             ---------------------------
                                               CHAIRMAN, PRESIDENT AND
                                               CHIEF EXECUTIVE OFFICER


--------------------------------------------------------------------------------
                                                                         Page E1

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                      730 Third Avenue, New York, NY 10017

                      RETIREMENT SELECT PLUS (II) CONTRACT

RETIREMENT SELECT PLUS (II)
     CONTRACT NO.:  [xxxxxxxx]
CONTRACTHOLDER:  [National Academy of Sciences]
DATE OF ISSUE:  [January 1, 2004]


         This contract ("the Contract") was made and delivered in the State of [New York], and is subject to the laws and regulations thereof.

         This contract is issued in consideration of the payment of Premiums by the Contractholder to Teachers Insurance and Annuity Association of America ("TIAA").

         The Contract may be amended by agreement of TIAA and the Contractholder without the consent of any other person, provided that such change does not reduce the then current Accumulation of any Annuitant, or any benefit purchased under the Contract up to that time. TIAA may stop accepting Premiums under the Contract at any time.

         The provisions contained on the following pages (the Certificate) are part of the Contract.

         /s/ E. Laverne Jones                /s/ Herbert M. Allison, Jr.
         --------------------                ---------------------------
            VICE PRESIDENT                     CHAIRMAN, PRESIDENT AND
        AND CORPORATE SECRETARY                CHIEF EXECUTIVE OFFICER

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   730 THIRD AVENUE, NEW YORK, N.Y. 10017-3206
                            TELEPHONE: [800-842-2733]


                     RETIREMENT SELECT PLUS (II) CERTIFICATE

ANNUITANT: [John D. Professor]
CERTIFICATE NUMBER: [X-xxxxxx-x]
DATE OF ISSUE: [01 01 2004]

This certificate states the rights that you, the annuitant, have under a Retirement Select Plus (II) contract (the Contract) issued by Teachers Insurance and Annuity Association of America (TIAA) to the contractholder. PLEASE READ YOUR CERTIFICATE. IT IS IMPORTANT.

                               GENERAL DESCRIPTION

All premiums for this certificate must be remitted under the terms of your employer program. You may allocate your TIAA premiums between the Traditional Annuity and the Real Estate Account.

TRADITIONAL ANNUITY. Each premium allocated to the Traditional Annuity buys a definite amount of lifetime income for you, based on the rate schedule in effect for your certificate at the time the premium is paid. Your Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA.

REAL ESTATE ACCOUNT. Each premium allocated to the Real Estate Account buys a number of accumulation units. YOUR REAL ESTATE ACCOUNT ACCUMULATION IS NOT GUARANTEED, AND MAY INCREASE OR DECREASE DEPENDING ON INVESTMENT RESULTS. The Real Estate Account separate account charge is guaranteed not to exceed 2.50% per year of net assets.

You may withdraw all or part of your accumulation before your certificate's maturity date. You may transfer between your Traditional Annuity accumulation and your Real Estate Account accumulation, or from either of those accumulations to your companion CREF certificate. Withdrawals and transfers from the Traditional Annuity are subject to the surrender charges, if any, specified in your certificate's rate schedule. TIAA can establish new rate schedules in the future, but any such changes would not affect benefits purchased before the change.

When you are ready to start receiving your income, you may choose an option from among those described in your certificate. If you die before your certificate's maturity date, your accumulation will provide a death benefit for your beneficiary.

THIS CERTIFICATE CANNOT BE ASSIGNED AND IT DOES NOT PROVIDE FOR LOANS.

If you have any questions about your certificate or need help to resolve a problem, you can contact us at the address or phone number above.

         /s/ E. Laverne Jones                /s/ Herbert M. Allison, Jr.
         --------------------                ---------------------------
            VICE PRESIDENT                     CHAIRMAN, PRESIDENT AND
        AND CORPORATE SECRETARY                CHIEF EXECUTIVE OFFICER


                     GROUP FLEXIBLE PREMIUM DEFERRED ANNUITY
                        FIXED AND VARIABLE ACCUMULATIONS
                                NONPARTICIPATING


--------------------------------------------------------------------------------
                               INDEX ON NEXT PAGE                         Page 1

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

                               INDEX OF PROVISIONS


                                              SECTION                                                     SECTION
Accumulation
    - Definition....................................1       IRC................................................13
    - Real Estate Account..........................35       Lapse
    - Traditional Annuity..........................32           - Protection Against...........................31
Accumulation Units                                          Laws and Regulations
    - Definition...................................34           - Compliance with..............................70
    - Number of....................................38       Loans - No provision for...........................61
Additional Amounts.................................33       Lump-sum Benefit
Annuity Starting Date                                           - Amount.......................................56
    - Definition....................................2           - Availability of..............................53
    - Required Beginning...........................18           - Definition...................................14
Assignment - Void and of no effect.................62           - Effective Date...............................54
Benefits                                                        - Payment of...................................55
    - Based on Incorrect Data......................68           - Systematic Withdrawals.......................57
    - Requests for.................................73       Maturity Date......................................15
Business Day........................................4       Net Investment Factor..............................36
Certificate........................................25       Payee..............................................16
Claims of Creditors                                         Payment to an Estate, Trustee, etc.................66
    - Protection Against...........................63       Premiums
Commuted Value......................................5           - Allocation of................................29
Companion CREF Certificate.........................27           - Overpayment of...............................71
Contestability.....................................26           - Payment of...................................28
Contract                                                        - Taxes........................................30
    - Consists of..................................24       Proof of Survival..................................69
Contractholder......................................6       Rate Schedule
Correspondence with us.............................73           - Change of....................................74
Death Benefit                                                   - Definition...................................17
    - Amount of Payments...........................46       Real Estate Account
    - Beneficiary...................................3           - Deletion of..................................59
    - Definition....................................7       Report of Accumulation.............................60
    - Methods of Payment...........................45       Restrictions on Distributions
    - Naming Your Beneficiary......................44           - IRC Section 403(b)...........................72
    - Payment of...................................43       Second Annuitant...................................19
    - Payments after Death of Beneficiary..........47       Separate Account
Elections and Changes - Procedure for..............64           - Charge.......................................37
Employer  Program...................................8           - Definition...................................20
Funding Vehicle.....................................9           - Insulation of................................58
General Account....................................10       Service of Process upon TIAA.......................67
Income Benefit                                              Surrender Charge...................................21
    - Amount of Payments...........................42       Tax-Free Rollover
    - Definition...................................11           - Right to.....................................65
    - Options......................................40       Traditional Annuity................................22
    - Payments during a Guaranteed Period..........41       Valuation Day and Valuation Period.................23
    - Starting Payments............................39
Internal Transfers
    - Amount.......................................49
    - Availability.................................48
    - Crediting....................................52
    - Definition...................................12
    - Effective Date...............................50
    - Systematic...................................51

--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

                             PART A: ANNUITANT DATA


                         Annuitant:           [John D. Professor]
            Social Security Number:           [xxx-xx-xxxx]
                     Date of Birth:           [03 17 1963]
                        Issue Date:           [01 01 2004]
             Annuity Starting Date:           [04 01 2028]


               Certificate  Number:           [X-xxxxxx-x]
 Companion CREF Certificate Number:           [X-xxxxxx-x ]
        Retirement Select Plus (II)

                   Contract Number:           [xxxxxxxx]
                    Contractholder:           [National Academy of Sciences]
                          Employer:           [ABC University]



The contract under which this certificate is issued is made and delivered in [the State of state], and is subject to the laws and regulations thereof.

The minimum Traditional Annuity accumulation interest rate is specified in the rate schedule. The initial Traditional Annuity accumulation interest rate is [2] %.

[The only variable account currently available under this certificate is the Real Estate Account.]

                              VARIABLE TEXT ENTRIES

[The [beneficiary designation / premium allocation / beneficiary designation and the premium allocation] in effect for your TIAA [RA, SRA, GRA, GSRA, (or other product name)] annuity [number xxxxxxxx (if applicable)] as of this certificate's date of issue is now also in effect for this certificate. [You can change your premium allocation at any time, as explained in the Allocation of Premiums section.]


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------















                  This page has been left blank intentionally.














--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------


                     PART B: TERMS USED IN THIS CERTIFICATE

1. Your ACCUMULATION is equal to the sum of your Traditional Annuity accumulation as described in Part D and your Real Estate Account accumulation as described in Part E. Your accumulation will provide the benefits described in your certificate.

2. Your ANNUITY STARTING DATE is the date as of which you first begin to receive income benefits from your accumulation under this certificate. Your scheduled annuity starting date is shown on page 3. You may change your annuity starting date provided that it not be later than your required beginning date, as described in section 18.

3. BENEFICIARIES are persons you name, in a form satisfactory to TIAA as explained in section 44, to receive the death benefit if you die before your certificate's maturity date.

4. A BUSINESS DAY is any day that the New York Stock Exchange is open for trading. A business day ends at 4:00 P.M. Eastern time, or when trading closes on the New York Stock Exchange, if earlier.

5. The COMMUTED (discounted) VALUE is a one-sum amount paid in lieu of a series of payments that are not contingent upon the survival of an annuitant. It is less than the total of those payments, because future interest, included when computing the series of payments, will not be earned if payment is to be made in one sum. The commuted value of future payments is therefore the sum of those payments less the interest from the date of commutation to the date each payment would have been made. The same interest rate or rates used in computing the benefit payments will be used to determine the commuted value.

6. The CONTRACTHOLDER is the organization that remits premiums to this certificate.

7. The DEATH BENEFIT is the current value of your accumulation under this certificate at your death. It will be paid to your beneficiary under one of the methods set forth in Part G if you die before your certificate's maturity date.

8.    An  EMPLOYER  PROGRAM  is a program  satisfying  the  requirements  of IRC
      Section 403(b), or any other section providing similar benefits for employees.

9. A FUNDING VEHICLE is an annuity contract, custodial account, or trust designated to receive contributions under an employer program.

10. The GENERAL ACCOUNT consists of all of TIAA's assets other than those in separate accounts.

11. An INCOME BENEFIT is a periodic amount payable to you under one of the income options set forth in Part F.

12.   An  INTERNAL  TRANSFER  is the  movement  of  accumulations  between  your
      Traditional Annuity accumulation and your Real Estate Account accumulation, or between this certificate and your companion CREF certificate. The provisions concerning internal transfers are set forth in Part H.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

13. The IRC is the Internal Revenue Code of 1986, as amended. All references to any section of the IRC shall be deemed to refer not only to such section but also to any amendment thereof and any successor statutory provisions.

14. A LUMP-SUM BENEFIT is a withdrawal in a single sum of all or part of your accumulation. The provisions concerning lump-sum benefits are set forth in
      Part I.

15. Your certificate's MATURITY DATE is the date as of which all accumulations under the certificate have been distributed or used to provide annuity benefits. As of the maturity date all of TIAA's obligations under this certificate will have been satisfied.

16. The PAYEE is a person named to receive any periodic payments or amounts due under an income option or method of payment of the death benefit as explained in sections 41 and 47.

17. The RATE SCHEDULE sets forth the bases for computing the Traditional Annuity accumulation and any benefits and distributions arising from it. To the extent permitted by law, TIAA may change the rate schedule for amounts remitted after the change, as explained in section 74.

18. Your REQUIRED BEGINNING DATE is the latest date on which you can begin to receive your accumulation in accordance with the rules of the IRC. Generally, it is the April 1 following the calendar year in which you attain age [70 1/2] or, if later, the April 1 following the calendar year in which you retire.

19. The SECOND ANNUITANT is the person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you. You may name any person eligible under TIAA's practices then in effect to be a second annuitant.

20. SEPARATE ACCOUNT. All premiums and internal transfers credited to the Real Estate Account become part of a separate account. The Real Estate Account is designated as "VA-2" and was established by TIAA in accordance with New York law to provide benefits under this certificate and other contracts. The assets and liabilities of separate account VA-2 are segregated from the assets and liabilities of the general account, and from the assets and liabilities of any other TIAA separate account.

21. A SURRENDER CHARGE will be assessed against the portion of your Traditional Annuity accumulation withdrawn or transferred to provide any lump-sum benefit, internal transfer, or rollover as shown in the rate schedule.

22. The TRADITIONAL ANNUITY refers to the guaranteed annuity benefits under your certificate. Each premium and internal transfer allocated to the Traditional Annuity under your certificate buys a definite amount of lifetime income for you, based on the rate schedule in effect for your certificate at the time the premium is paid.

23. A VALUATION DAY is any business day, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Real Estate Account are principally traded. Valuation days that aren't business days end at 4:00 p.m. Eastern Time. A VALUATION PERIOD is the time from the end of a valuation day to the end of the next valuation day.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------


                          PART C: CONTRACT AND PREMIUMS

24. The CONTRACT constitutes the entire contract between TIAA and the contractholder, and the provisions therein alone will govern with respect to the rights and obligations of TIAA, the contractholder, and you. The payment of premiums is the consideration for the contract.

            The contract may be amended by agreement of TIAA and the contractholder without the consent of any other person, provided that such change does not reduce any benefit purchased under the contract up to that time. Any endorsement or amendment of this certificate, waiver of any of its provisions, or change in rate schedule will be valid only if in writing and signed by an executive officer of TIAA.

25. This CERTIFICATE states the rights that you, the annuitant, have under the contract. It is issued in return for premiums remitted on your behalf.

26.   CONTESTABILITY. The contract is incontestable.

27. COMPANION CREF CERTIFICATE. The College Retirement Equities Fund (CREF) is a companion organization to TIAA. CREF issued a companion CREF Retirement Select Plus (II) certificate to you when you received this certificate. The certificate number is shown on page 3.

28. PREMIUMS for this certificate must be remitted under the terms of your employer program. Premiums include any transfers, other than internal transfers, to this certificate from other funding vehicles. Premiums may be stopped at any time without notice to TIAA and then resumed without payment of any past due premium or penalty of any kind.

            TIAA reserves the right to limit to $300,000 the total premiums paid on this certificate and any other TIAA annuity contract on your life in any twelve-month period. TIAA reserves the right to stop accepting premiums under the contract at any time. TIAA will not accept premiums paid on your behalf after your certificate's maturity date or prior death. Premiums will be credited to your certificate as of the end of the business day in which they are received by TIAA at the location that TIAA will designate by prior written notice.

            Elective deferral contributions made to your TIAA or CREF contracts or certificates may not exceed the annual limits on elective deferrals described in section 402(g) of the IRC, or as otherwise permitted by law. TIAA will refund the accumulated value of all excess premiums made to this certificate, as required by law.

29. ALLOCATION OF PREMIUMS. You allocate premiums between the Traditional Annuity and the Real Estate Account. If you allocate premiums to the Traditional Annuity they increase your Traditional Annuity accumulation. If you allocate premiums to the Real Estate Account, they purchase accumulation units in the Real Estate Account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions we have received from you in a form acceptable to TIAA. If we have not received valid instructions from you, all premiums will be allocated to the CREF Money Market Account under your companion CREF certificate.

            TIAA may stop accepting premiums to the Traditional Annuity or the Real Estate Account at any time.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

30. PREMIUM TAXES. If state or local government premium taxes are incurred, they will be deducted from your certificate accumulation, to the extent permitted by law.

31. UNCONDITIONAL PROTECTION AGAINST LAPSE. Your certificate will not lapse after the first premium has been paid. No additional premiums are required.


                    PART D: TRADITIONAL ANNUITY ACCUMULATION

32.   Your TRADITIONAL ANNUITY ACCUMULATION is equal to:

            A) all premiums allocated to the Traditional Annuity under your certificate; plus

            B) interest credited at the guaranteed interest rate set forth in the rate schedule; plus

            C) any additional amounts credited to the Traditional Annuity under your certificate; plus

            D) any internal transfers to the Traditional Annuity under your certificate; less

            E) any premium taxes incurred by TIAA for your Traditional Annuity accumulation; less

            F) the amount of any lump-sum benefits, rollovers, internal transfers and any required minimum distributions paid from the Traditional Annuity; less

            G) any charges for expenses and contingencies set forth in the rate schedule; less H) any amount applied to provide annuity income or death benefits; less I) any surrender charge assessed.

33. ADDITIONAL AMOUNTS. TIAA may credit additional amounts to your Traditional Annuity accumulation. TIAA does not guarantee that there will be additional amounts. TIAA will determine at least annually if additional amounts will be credited.

            Any additional amounts credited to your Traditional Annuity accumulation will buy benefits for you based on the rate schedule applicable to the premiums or internal transfers that gave rise to such additional amounts. Additional amounts may also be paid with any Traditional Annuity benefits payable to you or your beneficiary.

            Any additional amounts credited to your Traditional Annuity accumulation will be credited under a schedule of additional amount rates declared by TIAA. For a Traditional Annuity accumulation in force as of the effective date of such a schedule, the additional amount rates will not be modified for a period of twelve months following the schedule's effective date. For any premiums and internal transfers applied to the Traditional Annuity during the twelve-month period described in the preceding sentence, TIAA may declare additional amounts at rates which remain in effect through the end of such twelve-month period. Thereafter, any additional amount rates declared for such premiums and internal transfers will remain in effect for periods of twelve months or more.


               PART E: REAL ESTATE ACCOUNT ACCUMULATION AND UNITS

34. ACCUMULATION UNIT. The value of one accumulation unit is calculated at the end of each valuation day. The value of an accumulation unit is equal to the previous day's value multiplied by the net investment factor for the Real Estate Account.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

35. Your REAL ESTATE ACCOUNT ACCUMULATION is equal to the number of accumulation units you own multiplied by the value of one accumulation unit. Real Estate Account accumulations are variable and are not guaranteed; they may increase or decrease depending on investment results.

36. The NET INVESTMENT FACTOR for the Real Estate Account for a valuation period is based on the amount of accrued real estate net operating income, dividends, interest and other income during the current period, a deduction of the separate account charge, both realized and unrealized capital gains and losses incurred, and other accounting adjustments during the current period. The precise formula for the net investment factor is A divided by B, as follows:

            A) The value of the Real Estate Account's net assets at the end of the current valuation period, less any premiums received during the current period.

            B) The value of the Real Estate Account's net assets at the end of the previous valuation period, plus the net effect of transactions (e.g. internal transfers, benefit payments) made at the start of the current valuation period.

37. The SEPARATE ACCOUNT CHARGE covers mortality and expense risk, liquidity risk, and administrative and investment advisory services. TIAA, at its discretion, can increase or decrease the separate account charge. The separate account charge is guaranteed not to exceed 2.50% per year of net assets.

38. NUMBER OF ACCUMULATION UNITS. Each premium and each internal transfer applied to the Real Estate Account on your behalf buys a number of accumulation units equal to the amount of the premium or internal transfer divided by the value of one accumulation unit as of the end of the business day in which the premium or internal transfer is credited. The number of accumulation units under your certificate will be decreased by any premium taxes incurred by TIAA for your Real Estate Account accumulation and by the application of any accumulation units to any benefits, internal transfers, or any required minimum distributions paid from the Real Estate Account accumulation under your certificate. Such transactions will decrease the number of accumulation units under your certificate by an amount equal to the dollar value of the transaction divided by the value of one accumulation unit as of the end of the valuation day on which the transaction becomes effective.


                             PART F: INCOME BENEFITS

39. STARTING INCOME BENEFITS. An income benefit will be effective and payment will begin as of the date you have chosen, if you are then living and:

            A)    you have chosen one of the income options set forth in section
                  40;

            B) if you choose a one-life annuity, we have received proof of your age; and

            C) if you choose a two-life annuity, we have received proof of your age and the age of your second annuitant.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

            You may not begin a one-life annuity after you attain age 90, nor may you begin a two-life annuity after you or your second annuitant attain age 90. If your accumulation is less than $5,000 on the effective date of an income benefit, TIAA may choose instead to pay your accumulation to you in a single sum.

            At any time before you start to receive an income benefit, you may change the effective date for that income benefit to a date after the change, by written notice to TIAA as explained in section 64.

40. INCOME OPTIONS are the ways in which you may have income benefits paid to you. The income options are available from your Traditional Annuity accumulation only. You can transfer some or all of your Real Estate Account accumulation to your Traditional Annuity accumulation to receive benefits under an income option available from the Traditional Annuity. Also, you may transfer some or all of your Real Estate Account accumulation to your companion CREF certificate, as described in section 48, to receive benefits under an income option available under that certificate.

            You may change your choice of income option any time before payments begin, but once they have begun under an income option, the election to begin receiving benefits is irrevocable and no change can be made. Any choice of option or change of such choice must be made by written notice to TIAA as explained in section 64.

            Your right to elect an option or change such election may be limited in accordance with sections 70 and 72. The availability of certain income options may be restricted by the IRC.

            As of the April 1 following  the  calendar  year in which you attain
      age  [70  1/2],  we  will  begiN  distributions   satisfying  the  minimum
      distribution rules of federal tax law unless you instruct us otherwise.

            The following are the income options from which you may choose. All of them provide an income for you, some provide that payments will continue for the lifetime of a second annuitant and some provide that payments will continue in any event during a guaranteed period as explained in section 41. The periodic amount paid to you or a surviving second annuitant depends on which of these options you choose.

            ONE-LIFE ANNUITY. A payment will be made to you each month for as long as you live. You may include a guaranteed period of 10 or 20 years. If you do not include a guaranteed period, all payments will cease at your death. If you include a guaranteed period and you die before the end of that period, monthly payments will continue until the end of that period and then cease.

            TWO-LIFE ANNUITY. A payment will be made to you each month for as long as you live. After your death, a payment will be made each month to the second annuitant you have named, for as long as he or she survives you. You cannot change your choice of second annuitant after your payments begin. You may include a guaranteed period of 10 or 20 years. If you do not include a guaranteed period, all payments will cease when you and your second annuitant have both died. You may choose from among the following forms of two-life annuity.

                  FULL BENEFIT TO SURVIVOR. At the death of either you or your second annuitant, the full amount of the monthly payments that would have been paid if you both had lived will continue to be paid to the survivor. If you include a guaranteed period and you and your second annuitant both die before the end of the period chosen, the full amount of the monthly payments that would have been paid if


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

                  you both had lived will continue to be paid until the end of that period and then cease.

                  TWO-THIRDS BENEFIT TO SURVIVOR. At the death of either you or your second annuitant, two-thirds of the monthly payments that would have been paid if you both had lived will continue to be paid to the survivor. If you include a guaranteed period and you and your second annuitant both die before the end of the period chosen, two-thirds of the monthly payments that would have been paid if you both had lived will continue to be paid until the end of that period and then cease.

                  HALF BENEFIT TO SECOND ANNUITANT. The full monthly income will continue to be paid as long as you live. After your death, if your second annuitant survives you, one-half of the monthly payments that would have been paid if you had lived will continue to be paid to your second annuitant. If you include a guaranteed period and you and your second annuitant both die before the end of the period chosen, one-half of the monthly payments that would have been paid if you had lived will continue to be paid until the end of that period and then cease.

            AUTOMATIC ELECTION PROVISION. If on your required beginning date, you have not met the requirements for starting income benefits as described in section 39, you will be deemed to have chosen a one-life annuity with a 10-year guaranteed period, if allowed under federal tax law.

41. POST-MORTEM PAYMENTS DURING A GUARANTEED PERIOD. Any periodic payments or other amounts remaining due after your death and the death of your second annuitant, if any, during a guaranteed period will be paid to the payee named to receive them. You name the payee at the time you choose the income option, as described in section 64. You may later change the named payee. If you choose a two-life annuity, your surviving second annuitant may change the named payees after your death, unless you direct otherwise.

            A payee may choose to receive in one sum the commuted value of any remaining periodic payments that do not involve life contingencies, unless you direct otherwise. If no payee was named to receive these payments, or if no one so named is then living, we will pay the remaining payments due or the commuted value of the remaining periodic payments in one sum to your estate, or to the estate of the last survivor of you and your second annuitant if you chose a two-life annuity.

            If a payee receiving payments during a guaranteed period option dies while payments remain due, the commuted value of any remaining payments due to that person will be paid to any other surviving payee that you (or your second annuitant) had named to receive them. If no payee so named is then living, the commuted value will be paid to the estate of the last payee who was receiving these benefit payments.

42. The AMOUNT OF PERIODIC INCOME BENEFIT will be determined as of the effective date for the income benefit by:

            A) the amount of your Traditional Annuity accumulation applied to provide the income benefit;

            B) the rate schedule or schedules under which any premiums and internal transfers were applied to your Traditional Annuity accumulation;


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

            C)    the income option you choose;

            D)    if you choose a one-life annuity, your age; and

            E) if you choose a two-life annuity, your age and your second annuitant's age.

            If your income benefit would be less than $100 a month, TIAA will have the right to change to quarterly, semi-annual or annual payments, whichever will result in payments of $100 or more and the shortest interval between payments. If different rate schedules apply to different parts of your Traditional Annuity accumulation, the portion applied to provide the income benefit chosen will be allocated among the parts on a pro-rata basis.


                              PART G: DEATH BENEFIT

43. PAYMENT OF THE DEATH BENEFIT. If you die before your certificate's maturity date, the death benefit will be payable to your beneficiary. We must receive the following in a form acceptable to TIAA before any death benefit will be paid:

            A)    proof of your death;

            B)    the choice of a method of payment as  provided  in section 45;
                  and

            C) proof of the beneficiary's age if the method of payment chosen is the one-life annuity.

            Payment under the single-sum payment method will be made effective as of the date we receive these items; payment under the one-life annuity method of payment will be effective and begin no later than the first day of the month after we have received these items.

            Upon receipt of proof of your death, we will divide your accumulation into as many portions as there are validly designated beneficiaries for your certificate. If different rate schedules apply to different parts of your Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis. Each validly designated beneficiary will then have the right to make elections available under this certificate in connection with his or her portion of the accumulation.

44. NAMING YOUR BENEFICIARY. Beneficiaries are persons you name to receive the death benefit if you die before your certificate's maturity date. At any time before your certificate's maturity date, you may name, change, add or delete your beneficiaries by written notice to TIAA, as explained in section 64.

            You can name two classes of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named. The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you've provided for these beneficiaries to receive unequal shares.

            The death benefit will be paid to your estate in one sum if: you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or at your death you had never named a beneficiary. If distributions to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

45. METHODS OF PAYMENT are the ways in which your beneficiary may receive the death benefit. The single-sum payment method is available from your
      Traditional Annuity and Real Estate Account accumulations. The other methods are available from the Traditional Annuity only. Your beneficiary can, however, transfer some or all of your Real Estate Account accumulation to the Traditional Annuity in order to receive that portion of the death benefit under a method of payment available from the Traditional Annuity. Your beneficiary can also transfer some or all of your accumulation to CREF in order to receive that portion of the death benefit under a method of payment offered by CREF. Such transfer can be for all of your accumulation, or for any part thereof not less than $1,000.

            You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. If the amount of the death benefit due to any one beneficiary is less than $5,000, TIAA may change the method of payment for the portion of the death benefit payable to that beneficiary to the single-sum payment method. The right to elect a method or change such election may be limited in accordance with section 70.

            A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90. If you die before your certificate's maturity date and have chosen the one-life annuity method for a beneficiary who has attained age 90, he or she must choose another method. Any choice of method or change of such choice must be made by written notice to TIAA, as explained in section 64.

            Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary's life expectancy.

            As of the April 1 following  the  calendar  year in which you attain
      age  [70  1/2],  we  will  begiN  distributions   satisfying  the  minimum
      distribution rules of federal tax law unless you instruct us otherwise.

            The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder. The following are the methods of payment:

            SINGLE-SUM  PAYMENT.   The  death  benefit  will  be  paid  to  your
            beneficiary in one sum.

            ONE-LIFE ANNUITY. A payment will be made to your beneficiary each month for life. A guaranteed period of 10 or 20 years may be included. If a guaranteed period isn't included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease, as explained in section 47.

46. The AMOUNT OF DEATH BENEFIT PAYMENTS will be determined as of the date payments are to begin by:

            A) the amount of your Traditional Annuity accumulation applied to the method of payment;

            B) the rate schedule or schedules under which any premiums and internal transfers were applied to your Traditional Annuity accumulation;


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

            C)    the method of payment chosen for the death benefit; and

            D) if the method chosen is the one-life annuity, the age of your beneficiary.

            If any method chosen would result in payments of less than $100 a month, TIAA will have the right to require a change in choice that will result in payments of at least $100 a month. If different rate schedules apply to different parts of your Traditional Annuity accumulation, the portion applied to provide the death benefit chosen will be allocated among the parts on a pro-rata basis.

47. PAYMENTS AFTER THE DEATH OF A BENEFICIARY. Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to TIAA as explained in section 64. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

            If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary's estate.

            If a payee receiving these payments dies before the end of the guaranteed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.


                           PART H: INTERNAL TRANSFERS

48.   AVAILABILITY  OF  INTERNAL  TRANSFERS.   You  may  transfer  between  your
      Traditional Annuity accumulation and your Real Estate Account accumulation. In addition, you may transfer all or part of your Traditional Annuity accumulation or your Real Estate Account accumulation to your companion CREF certificate. If you have an accumulation in your companion CREF certificate, you may transfer from that certificate to this certificate. TIAA reserves the right to limit internal transfers from each of your Traditional Annuity accumulation and your Real Estate Account accumulation to not more than one in a calendar quarter. TIAA reserves the right to stop accepting internal transfers to the Traditional Annuity and/or internal transfers to the Real Estate Account at any time. Any internal transfer to or from CREF is subject to the terms of your companion CREF certificate and CREF's Rules of the Fund.

49. AMOUNT OF INTERNAL TRANSFER. You can transfer all of your Traditional Annuity accumulation or your Real Estate Account accumulation, or any part of either account not less than $1,000. If you choose to transfer from your Traditional Annuity accumulation, the amount to be transferred will be reduced by any surrender charge in accordance with the applicable rate schedule or schedules.

            An internal transfer reduces the accumulation from which it is paid by the amount transferred, including any surrender charge. If you transfer from your Traditional Annuity accumulation and different rate schedules apply to different parts of the accumulation, the reduction will be allocated among the parts on a pro rata basis.

50. EFFECTIVE DATE OF INTERNAL TRANSFER. An internal transfer will be effective as of the end of the business day in which we receive your written request for an internal transfer. You may defer the effective date of the internal transfer until any business day following the date on


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

      which we receive your written request. TIAA will determine all values as of the end of the effective date. You can't revoke a request for an internal transfer after its effective date.

51. SYSTEMATIC TRANSFERS. You may elect to have transfers made on a systematic basis. Systematic transfers may be made semi-monthly, monthly, quarterly, semi-annually or annually. Semi-monthly transfers are made twice a month, with the second payment scheduled 14 days after the first payment. You choose which day the transfer will be made, except that if the date of a scheduled transfer is not a business day, the transfer will be made on the following business day. Transfers will continue until you tell us to stop or your Traditional Annuity accumulation or Real Estate Account accumulation is insufficient to support the transfer. Systematic transfers are subject to all the provisions described above for transfers, except that a reduced minimum amount of $100 applies to such transfers.

52. CREDITING INTERNAL TRANSFERS. Internal transfers to your Traditional Annuity accumulation are credited to the Traditional Annuity as of the end of the effective date of the internal transfer and begin participation in the Traditional Annuity as of the following day. Internal transfers to your Real Estate Account accumulation purchase accumulation units as of the end of the effective date of the internal transfer.


                            PART I: LUMP-SUM BENEFITS

53. AVAILABILITY OF THE LUMP-SUM BENEFIT. You may, subject to the limits described below, withdraw as a lump-sum benefit all of your Traditional Annuity accumulation or Real Estate Account accumulation, or any part thereof not less than $1,000. TIAA reserves the right to limit lump-sum benefits from each of your Traditional Annuity accumulation and your Real Estate Account accumulation to not more than one in a calendar quarter. If you have a severance of employment with your employer, we may choose to distribute your accumulation to you as a lump-sum benefit (without surrender charge) subject to the restrictions on mandatory distributions under the IRC.

            Federal tax law may restrict distributions, as described in section 72.

54. EFFECTIVE DATE OF A LUMP-SUM BENEFIT. Any choice of lump-sum benefit must be made by written notice to TIAA on or before your certificate's maturity date, as explained in section 64. A lump-sum benefit will be effective as of the business day on which we receive, in a form acceptable to TIAA, your request for a lump-sum benefit.

            You may choose to defer the effective date of the lump-sum benefit until any business day following the date on which we receive the above requirements. TIAA will determine all values as of the end of the effective date. You can't revoke a request for a lump-sum benefit after its effective date.

            TIAA may defer the payment of a Traditional Annuity lump-sum benefit for up to six months.

55.   PAYMENT OF A LUMP-SUM BENEFIT. A lump-sum benefit may be paid:

            A)    to you as a cash withdrawal;

            B) to another funding vehicle as a direct transfer under federal tax law; or


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

            C) to a TIAA IRA contract, a CREF IRA certificate, or to a funding vehicle whether or not it is offered by TIAA or CREF, as a tax-free rollover as permitted in section 65.

56. AMOUNT OF A LUMP-SUM BENEFIT. If you choose a lump-sum benefit from your Traditional Annuity accumulation, we will pay the portion of your Traditional Annuity accumulation you choose, less any surrender charge in accordance with the applicable rate schedule or schedules. If you choose a lump-sum benefit from your Real Estate Account accumulation, we will pay the portion of your Real Estate Account accumulation you choose.

            Payment of a lump-sum benefit reduces the accumulation from which it is paid by the amount chosen, including any surrender charge. If you choose a lump-sum benefit from your Traditional Annuity accumulation and different rate schedules apply to different parts of your accumulation, the reduction will be allocated among the parts on a pro-rata basis.

57. SYSTEMATIC WITHDRAWALS. You may elect to have lump-sum benefits made on a systematic basis. Systematic withdrawals may be made semi-monthly, monthly, quarterly, semi-annually or annually. Semi-monthly withdrawals are made twice a month, with the second payment scheduled 14 days after the first payment. You choose which day the lump-sum benefit will be paid, except that if the date of a scheduled lump-sum benefit is not a business day, it will be paid on the following business day. Withdrawals will continue until you tell us to stop or until the portion of your Traditional Annuity accumulation or your Real Estate Account accumulation is insufficient to support the withdrawal. Systematic withdrawals are subject to all the provisions described above for lump-sum benefits, except that a reduced minimum amount of $100 applies.


                           PART J: GENERAL PROVISIONS

58. INSULATION OF THE SEPARATE ACCOUNT. TIAA owns the assets in separate account VA-2. To the extent permitted by law, the assets of the separate account will not be charged with liabilities arising out of any other business TIAA may conduct. All income, investment gains and investment losses of the separate account, whether or not realized, will be credited to or charged against only that account without regard to TIAA's other income, gains or losses.

59. DELETION OF THE REAL ESTATE ACCOUNT. TIAA may delete the Real Estate Account. If you own accumulation units in the Real Estate Account and it is deleted, you must transfer them to your Traditional Annuity accumulation or to your companion CREF certificate. If you don't tell us where to transfer your accumulation units, we'll transfer them to the CREF Money Market Account under your companion CREF certificate.

60. REPORT OF ACCUMULATION. At least once each year, we will provide you with a report for your certificate showing the value of your accumulation (death benefit) as of a date specified in the report.

61.   NO LOANS. This certificate does not provide for loans.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

62. NO ASSIGNMENT OR TRANSFER. Neither you nor any other person may assign, pledge, or transfer ownership of this certificate or any benefits under its terms. Any such action will be void and of no effect.

63. PROTECTION AGAINST CLAIMS OF CREDITORS. The benefits and rights accruing to you or any other person under this certificate are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

64. PROCEDURE FOR ELECTIONS AND CHANGES. You (or your beneficiaries after your death) have to make any choice or changes available under your certificate in a form acceptable to TIAA at our home office in New York, NY, or at another location that we designate. If you (or your beneficiaries after your death) send us a notice changing your beneficiaries or other persons named to receive payments, it will take effect as of the date it was signed even if you (or any other signer) then die before the notice actually reaches TIAA. Any other notice will take effect as of the date TIAA receives it. If TIAA takes any action in good faith before receiving the notice, we won't be subject to liability even if our acts were contrary to what was stated in the notice.

            For purposes of determining the effective dates of any transactions, transaction requests will only be deemed to have been received when they are received by TIAA, or its appropriately designated agent, in good order, in accordance with procedures established by TIAA or as required by law. TIAA reserves the right to limit the number of transactions that you may make effective on a single business day.

65. RIGHT TO A TAX-FREE ROLLOVER. If you or your surviving spouse (or your spouse or former spouse as an alternate payee under a "qualified domestic relations order," as defined in the IRC) receive a distribution from your certificate which qualifies as an eligible rollover distribution under IRC
      Section 402(c)(4), any portion of it may be paid as a direct rollover to an eligible retirement plan. An eligible retirement plan is, to the extent permitted by law, a plan satisfying the requirements of IRC Section 401(a), 403(a), 403(b), 408 or to the extent that the plan sponsor is a state or local government, Section 457(b).

            Retirement plans eligible for such rollovers may, in the future, be changed by law. If such changes become effective, your certificate will be governed by the laws and regulations then applicable.

66. PAYMENT TO AN ESTATE, TRUSTEE, ETC. TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that isn't a natural person. TIAA won't be responsible for the acts or neglects of any executor, trustee, guardian, or other third party receiving payments under this certificate.

            If you designate a trustee of a trust as beneficiary, TIAA is not obliged to inquire into the terms of the underlying trust or any will.

            If death benefits become payable to the designated trustee of a testamentary trust, but:

            A) no qualified trustee makes claim for the benefits within nine months after your death; or

            B) evidence satisfactory to TIAA is presented at any time within such nine-month period that no trustee can qualify to receive the benefits due,

      payment will be made to the successor beneficiaries, if any are designated and survive you; otherwise payment will be made to the executors or administrators of your estate.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

            If benefits become payable to an INTER-VIVOS trustee (the person appointed to execute a trust created during an individual's lifetime), but the trust is not in effect or there is no qualified trustee, payment will be made to the successor beneficiaries, if any are designated and survive you; otherwise payment will be made to the executors or administrators of your estate.

            Payment  to  any  trustee,   successor  beneficiary,   executor,  or
      administrator, as provided for above, shall fully satisfy TIAA's payment obligations under this certificate to the extent of such payment.

67. SERVICE OF PROCESS UPON TIAA. We will accept service of process in any action or suit against us on this certificate in any court of competent jurisdiction in the United States or Puerto Rico provided such process is properly made. We will also accept such process sent to us by registered mail if the plaintiff is a resident of the jurisdiction in which the action or suit is brought. This section does not waive any of our rights, including the right to remove such action or suit to another court.

68. BENEFITS BASED ON INCORRECT DATA. If the amount of benefits is determined by data as to a person's age or sex that is incorrect, the benefits payable will be such as the premium paid would have purchased based on the correct data. Any amounts underpaid by TIAA on the basis of the incorrect data will be paid at the time the correction is made. Any amounts overpaid by TIAA on the basis of the incorrect data will be charged against the payments due after the correction is made. Any amounts so paid or charged will include compound interest at the effective annual rate of 6% per year.

69. PROOF OF SURVIVAL. TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under the terms of your certificate is alive on the date any benefit payment is due. If this proof is not received after it has been requested in writing, TIAA will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two-life annuity TIAA has overpaid benefits because of a death of which we were not notified, subsequent payments will be reduced or withheld until the amount of the overpayment, plus compound interest at the effective annual rate of 6% per year, has been recovered.

70. COMPLIANCE WITH LAWS AND REGULATIONS. TIAA will administer your certificate to comply with the restrictions of all laws and regulations pertaining to the terms and conditions of your certificate. You cannot elect any benefit or exercise any right under your certificate if the election of that benefit or exercise of that right is prohibited under an applicable state or federal law or regulation.

            The choice of income options and effective dates, annuity starting date, beneficiary or second annuitant, method of payment of the death benefit and effective date, and the availability of internal transfers and lump-sum benefits as set forth in this certificate are subject to the applicable restrictions, distribution requirements, and incidental benefit requirements of the IRC, and any rulings and regulations issued under the IRC.

71. OVERPAYMENT OF PREMIUMS. Any payments of premiums made in error by the contractholder in excess of those required by the employer program will be refunded to the contractholder if requested in writing by the contractholder prior to the certificate's maturity date subject, however, to prior transfers or lump-sum benefits made from such funds. TIAA is entitled to rely on information provided by the contractholder. The contractholder shall indemnify TIAA and hold TIAA harmless for any action taken in reliance on such request.


--------------------------------------------------------------------------------

YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

72. RESTRICTIONS ON DISTRIBUTIONS. IRC Section 403(b) limits distributions from your certificate. In general, IRC Section 403(b) prohibits the distribution to you of the portion of your accumulation equal to:

            A)    amounts  attributable to funds transferred to this certificate
                  from  a  custodial  account   established  under  IRC  Section
                  403(b)(7); plus

            B) amounts attributable to premiums paid to an IRC Section 403(b)(1) annuity contract as elective deferrals under a salary reduction agreement (within the meaning of IRC Section 403(b)(11)); less

            C) the value, if any, of the amounts described in B) determined as of December 31, 1988.

      until you:

            (1)   reach age 59 1/2;

            (2)   have a severance from  employment with respect to the employer
                  under   whose   program   the   aforementioned    portion   is
                  attributable;

            (3)   die;

            (4)   become disabled within the meaning of IRC Section 72(m)(7); or

            (5)   encounter  financial  "hardship"  within  the  meaning  of IRC
                  Section 403(b).

            In the case of hardship, IRC Section 403(b) generally requires that any earnings credited after December 31, 1988 and any contributions paid after December 31, 1988 to a custodial account established under IRC
      Section 403(b)(7) that are not elective deferrals under a salary reduction agreement, will not be available for distribution.

            Any request for an early withdrawal due to disability, hardship, or severance from employment must be submitted with evidence of the disability, hardship, or severance from employment on forms satisfactory to TIAA and must not be inconsistent with applicable law.

73. CORRESPONDENCE AND REQUESTS FOR BENEFITS. No notice, application, form, or request for benefits will be deemed to be received by us unless it is received at our home office in New York, NY, or at another location that we designate. All benefits are payable at our home office or at another location that we designate. If you have any questions about the contract, your certificate, or inquiries about our service, or if you need help to resolve a problem, you can contact us at the address or phone number below.

                                      TIAA
                                [730 Third Avenue
                             New York, NY 10017-3206
                            Telephone: 800 842-2733]


--------------------------------------------------------------------------------

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

74. CHANGE OF RATE SCHEDULE. We may, at any time and from time to time, substitute a new rate schedule for the one currently effective in your certificate. A new rate schedule will apply only to benefits arising from any premiums and internal transfers applied to the Traditional Annuity while such rate schedule is in effect. Any change in the rate schedule will not affect the amount of benefits purchased prior to the change by any premiums and internal transfers applied to the Traditional Annuity. A change in the rate schedule will be made only after we have given you and the contractholder three months' written notice of the change. Any new rate schedule will specify:

            A)    the charges for expenses and contingencies;

            B)    the  interest   rates  and  the   mortality   bases  used  for
                  determining benefits arising from amounts applied to the Traditional Annuity; and

            C)    any  applicable  surrender  charges on lump-sum  benefits  and
                  internal   transfers  arising  from  amounts  applied  to  the
                  Traditional Annuity.


--------------------------------------------------------------------------------
                                                                        Page RS0

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

                                  RATE SCHEDULE

      RATE SCHEDULE. The benefits bought by any premiums and internal transfers applied to the Traditional Annuity while this rate schedule is in effect will be computed on this basis:

            (1) no deduction for expenses or contingencies, except for any premium taxes incurred by TIAA for your certificate;

            (2) interest from the end of the day on which the premium or internal transfer is credited, to the date that such amount is deducted from the Traditional Annuity accumulation, in accordance with section 32, as follows:

                  For premiums and internal transfers applied to the Traditional Annuity in any calendar year, the minimum effective annual interest rate, to be credited will be set equal to the CMT less 0.0125, rounded to the nearest 0.0005, provided however that the minimum rate will never be less than 1.5% nor greater than 3%. For each calendar year, the CMT is the average five-year Constant Maturity Treasury Rate reported by the Federal Reserve for the calendar month of [November], preceding that year.

                  We may make future changes to the choice of calendar month for which the average five-year Constant Maturity Treasury Rate will be used to set the CMT. Any such change will be effected only after obtaining any approvals required by the insurance regulatory authority of the jurisdiction shown on page 3, and will also be made to all other certificates written on this form and delivered in that jurisdiction. Any such change will be made only after we have given you three months' written notice.

            (3) interest at the effective annual rate of 2% after the date that payments begin under a one-life or two-life annuity; and

            (4) mortality according to the Annuity 2000 Mortality Table (Merged Gender Mod C), with ages set back three months for each completed year between December 31, 2000 and the date that payments begin under a one-life or two-life annuity.

      A SURRENDER CHARGE of 0% will be assessed against any of the following paid from the portion of your Traditional Annuity accumulation arising from premiums and internal transfers applied to the Traditional Annuity while this rate schedule is in effect:

            A)    lump-sum benefits paid to you as a cash withdrawal;

            B) lump-sum benefits paid to another funding vehicle as a direct transfer under federal tax law;

            C)    internal transfers; and

            D)    rollovers.

      These  rate  guarantees   cease  to  apply  to  any  Traditional   Annuity
      accumulations that you transfer to the Real Estate Account or to your companion CREF certificate.


--------------------------------------------------------------------------------
                                                                        Page RS1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
YOUR TIAA RETIREMENT SELECT PLUS (II) CERTIFICATE
--------------------------------------------------------------------------------

            BETTERMENT OF RATES. When you or your beneficiary begin benefits under a one-life or two-life annuity, we will compute any benefits provided by the portion of your Traditional Annuity accumulation resulting from amounts applied to the Traditional Annuity while this rate schedule is in effect on the basis stated above, or, if it produces a larger guaranteed benefit, on the basis then in use for any single premium immediate annuities offered by TIAA to contracts of the same class as the contract under which this certificate is issued.


============================================================================================================
                      GUARANTEED ANNUAL AMOUNT OF INCOME BENEFITS UNDER THE ONE-LIFE
                               ANNUITY WITH 10-YEAR GUARANTEED PERIOD OPTION
                                PROVIDED BY $10,000 FROM YOUR ACCUMULATION
                                    (ASSUMING A PREMIUM TAX RATE OF 0%)

                           One-twelfth of the amount shown is payable each month
------------------------------------------------------------------------------------------------------------
  Adjusted Age     Annual Amount of    Adjusted Age    Annual Amount of    Adjusted Age   Annual Amount of
  When Payments     Monthly Benefit    When Payments    Monthly Benefit    When Payments   Monthly Benefit
      Begin            Payments            Begin           Payments            Begin          Payments
------------------------------------------------------------------------------------------------------------
       40               $305.99             57              $383.81             74             $553.18
       41               $309.20             58              $390.38             75             $568.43
       42               $312.54             59              $397.25             76             $584.44
       43               $316.02             60              $404.44             77             $601.22
       44               $319.65             61              $411.96             78             $618.78
       45               $323.43             62              $419.85             79             $637.13
       46               $327.38             63              $428.13             80             $656.25
       47               $331.50             64              $436.82             81             $676.14
       48               $335.79             65              $445.95             82             $696.74
       49               $340.27             66              $455.55             83             $718.03
       50               $344.94             67              $465.65             84             $739.91
       51               $349.82             68              $476.29             85             $762.31
       52               $354.90             69              $487.50             86             $785.11
       53               $360.20             70              $499.31             87             $808.15
       54               $365.73             71              $511.75             88             $831.28
       55               $371.50             72              $524.86             89             $854.30
       56               $377.52             73              $538.66             90             $877.00
------------------------------------------------------------------------------------------------------------

The yearly payments shown above are those that result from the application of an accumulation of $10,000 (assuming a premium tax rate of 0%) in the Traditional Annuity to the specified income option when the annuitant has attained an adjusted age as shown, but has not passed the date on which that adjusted age was attained by as much as one month.

         The annuitant's adjusted age equals the annuitant's actual age minus three months for each completed year between December 31, 2000 and the date that payments begin under a one-life or two-life annuity. All ages used in computing benefits are calculated in completed years and months. Payments beginning at ages other than those shown, and under other income options, are computed on the basis stated in the rate schedule. For accumulations other than $10,000, payments will be proportionate.

================================================================================


                     GROUP FLEXIBLE PREMIUM DEFERRED ANNUITY
                        FIXED AND VARIABLE ACCUMULATIONS
                                NONPARTICIPATING


--------------------------------------------------------------------------------
                                                                        Page RS2

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                                     (TIAA)
                    730 THIRD AVENUE, NEW YORK, NY 10017-3206

                 ENDORSEMENT TO TIAA RETIREMENT ANNUITY CONTRACT

This endorsement modifies the provisions of your TIAA Retirement Annuity Contract and becomes part of it. Please read this endorsement and attach it to your contract.

ALL REFERENCES TO THE TERMS OF AN EMPLOYER'S PLAN AND TO ERISA ARE DELETED AND ARE NOT APPLICABLE TO THIS CONTRACT.

THE TERM REQUIRED BEGINNING DATE IS REPLACED WITH THE FOLLOWING:

      Your REQUIRED BEGINNING DATE is the first of the month in which you turn age 90.

THE MINIMUM DISTRIBUTION ANNUITY INCOME OPTION IS NOT AVAILABLE UNDER THIS CONTRACT.

A REAL ESTATE ACCOUNT LUMP-SUM BENEFIT MAY NOT BE PAID TO ANOTHER FUNDING VEHICLE AS A DIRECT TRANSFER UNDER FEDERAL TAX LAW. ANY REFERENCE TO THE CONTRARY IS DELETED.

THE FOLLOWING PROVISIONS ARE ADDED:

      DISTRIBUTION REQUIREMENTS UPON THE DEATH OF THE ANNUITANT. Notwithstanding any other provision in your contract, if you die before the annuity starting date, we will pay the death benefit in accordance with the requirements of Section 72(s) of the Internal Revenue Code of 1986, as amended. Thus, the death benefit must be distributed within five years of the death of the annuitant. However, if your beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of your death, the distribution may be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary's life expectancy. If your spouse is the sole death benefit payee, he or she may choose to become the owner and continue the contract. If your spouse is the sole death benefit payee and does not make a choice within 60 days of the date we receive due proof of death, he or she will automatically become the owner of the contract as of the date of your death. TIAA may effect such transfer of ownership to your surviving spouse under a Method of Payment of the Death Benefit chosen by TIAA.

            If you die on or after the annuity starting date, any income benefit remaining due must be distributed at least as rapidly as under the income option on which income benefit payments were being made as of the date of death.

      MINIMUM PREMIUMS. Premiums for this contract may be paid in any amount not less than $100 each.

                                     /s/ Herbert M. Allison, Jr.

                                        CHAIRMAN, PRESIDENT AND
                                        CHIEF EXECUTIVE OFFICER

--------------------------------------------------------------------------------
TIAA-ATRA                                                                Page E1